Exhibit 10.1
Execution Version

COLLATERAL TRUST AGREEMENT
dated as of November 24, 2009
among
VIASYSTEMS, INC.,
THE OTHER GRANTORS FROM TIME TO TIME PARTY HERETO,
WILMINGTON TRUST FSB,
as Trustee under the Indenture,
THE OTHER PARITY LIEN REPRESENTATIVES
FROM TIME TO TIME PARTY HERETO
and
WILMINGTON TRUST FSB,
as Collateral Trustee

i

ii

COLLATERAL TRUST AGREEMENT
     This COLLATERAL TRUST AGREEMENT, dated as of November 24, 2009 (this “Agreement”), is entered into by and among Viasystems, Inc. a Delaware corporation (the “Company”), the direct or indirect subsidiaries of the Company listed in the signature pages hereto (collectively, the “Guarantors”), each Additional Grantor (together with the Company and the Guarantors, the “Grantors”, and each, a “Grantor”), Wilmington Trust FSB, as trustee (in such capacity, together with its successors and assigns in such capacity, the “Notes Trustee”) under the Indenture referred to below, the other Parity Lien Representatives from time to time party hereto, and Wilmington Trust FSB, as collateral trustee (in such capacity, together with its successors and assigns in such capacity, the “Collateral Trustee”) for the Secured Parties.
RECITALS
     The Company intends to issue 12.00% senior secured notes due 2014 (together with any additional notes issued under the Indenture, the “Notes”) in an aggregate principal amount of $220.0 million pursuant to an Indenture, dated as of the date hereof (as amended, amended and restated, supplemented or otherwise modified and in effect from time to time, the “Indenture”), among the Company, the other Grantors party thereto from time to time and the Notes Trustee.
     The Company and the Guarantors intend to secure any future permitted Priority Lien Obligations on a first priority basis and, subject to such priority, intend to secure the Obligations under the Indenture and the other Note Documents and any future Parity Lien Obligations, with Liens on all current and future Collateral to the extent that such Liens have been provided for in the applicable Parity Lien Security Documents.
     This Agreement sets forth the terms on which each Secured Party has appointed (or will appoint) the Collateral Trustee to act as the collateral trustee for the current and future Secured Parties to receive, hold, maintain, administer and distribute the Collateral at any time delivered to the Collateral Trustee or the subject of the Parity Lien Security Documents (subject to, at any time when any Priority Lien Debt is outstanding, the provisions of the Intercreditor Agreement), and to enforce the Parity Lien Security Documents and (if applicable) the Intercreditor Agreement and all interests, rights, powers and remedies of the Collateral Trustee with respect thereto or thereunder and the proceeds thereof.
     Capitalized terms used in this Agreement have the meanings assigned to them above or in Article 1 below.
AGREEMENT
     In consideration of the premises and the mutual agreements herein set forth, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

ARTICLE 1. DEFINITIONS; PRINCIPLES OF CONSTRUCTION
     SECTION 1.1 Defined Terms. The following terms will have the following meanings:
      “Act of Required Debtholders” means, as to any matter at any time, a direction in writing delivered to the Collateral Trustee by or with the written consent of the holders of Parity Lien Obligations constituting Required Debtholders, accompanied (if requested by the Collateral Trustee) by an indemnity or security satisfactory to the Collateral Trustee sufficient to protect it against any and all costs, losses, liabilities and expenses that may be incurred by it by reason of taking or continuing to take such direction.
      “Additional Grantor” has the meaning assigned to such term in Section 7.19.
      “Additional Parity Lien Debt” has the meaning assigned to such term in Section 3.8(b)(i).
      “Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control,” as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise. For purposes of this definition, the terms “controlling,” “controlled by” and “under common control with” shall have correlative meanings.
      “Agreement” has the meaning assigned to such term in the preamble.
      “Banking Product Obligations” means, with respect to the Company or any other Grantor, any obligations of the Company or such other Grantor owed to any Person in respect of treasury management services (including, without limitation, services in connection with operating, collections, payroll, trust, or other depository or disbursement accounts, including automated clearinghouse, e-payable, electronic funds transfer, wire transfer, controlled disbursement, overdraft, depositary, information reporting, lock-box and stop payment services), commercial credit card and merchant card services, stored valued card services, other cash management services, or lock-box leases and other banking products or services related to any of the foregoing.
      “Bankruptcy Code” means the United States Bankruptcy Code (11 U.S.C. §101 et seq.), as amended from time to time, and any successor statute.
      “Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.
      “Capital Lease Obligation” means, at the time any determination is to be made, the amount of the liability in respect of a capital lease that would at that time be required to be capitalized on a balance sheet prepared in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be prepaid by the lessee without payment of a penalty.
      “Collateral” means all properties and assets of the Company and the other Grantors now owned or hereafter acquired in which Liens have been granted to the Collateral Trustee to secure the Parity Lien Obligations, and shall exclude any properties and assets in which the Collateral Trustee is required to release its Liens pursuant to Section 3.2; provided that, if such Liens are required to be released as a result of the sale, transfer or other disposition of any properties or assets of the Company or any other Grantor, such assets or properties will cease to be excluded from the Collateral if the Company or any other Grantor thereafter acquires or reacquires such assets or properties.
      “Collateral Trustee” has the meaning assigned to such term in the preamble.
      “Collateral Trust Joinder” means (a) with respect to the provisions of this Agreement relating to any Additional Parity Lien Debt or Parity Lien Obligations of the type described in clauses (a) and (b) of the definition thereof, an agreement substantially in the form of Exhibit A and (b) with respect to the provisions of this Agreement relating to the addition of additional Grantors, an agreement substantially in the form of Exhibit B.
      “Company” has the meaning assigned to such term in the preamble.
      “Covenant Defeasance” has the meaning assigned to such term in the Indenture.
      “Discharge of Parity Lien Obligations” means the occurrence of all of the following:
          (a) termination or expiration of all commitments to extend credit that would constitute Parity Lien Debt;
          (b) payment in full in cash of the principal of and interest and premium (if any) on all Parity Lien Debt (other than any undrawn letters of credit);
          (c) discharge or cash collateralization (at the lower of (i) 105% of the aggregate undrawn amount and (ii) the percentage of the aggregate undrawn amount required for release of liens under the terms of the applicable Parity Lien Document) of all outstanding letters of credit constituting Parity Lien Debt; and
          (d) payment in full in cash of all other Parity Lien Obligations that are outstanding and unpaid at the time the Parity Lien Debt is paid in full in cash (other than any obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities in respect of which no claim or demand for payment has been made at such time).
      “GAAP” means generally accepted accounting principles in the United States of America set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants, the opinions and pronouncements of the Public Company Accounting Oversight Board and in the statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect on the date of the Indenture.
      “Grantor” and “Grantors” have the respective meanings assigned to such terms in the preamble.
      “Guarantee” means a guarantee other than by endorsement of negotiable instruments for collection in the ordinary course of business, direct or indirect, in any manner including, without limitation, by way of a pledge of assets or through letters of credit or reimbursement agreements in respect thereof, of all or any part of any Indebtedness (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services, to take or pay or to maintain financial statement conditions or otherwise).
      “Guarantors” has the meaning assigned to such term in the preamble.
      “Hedge Agreement” means any agreement evidencing Hedging Obligations.
      “Hedging Obligations” means, with respect to any specified Person, the obligations of such Person under:
          (a) interest rate swap agreements (whether from fixed to floating or from floating to fixed), interest rate cap agreements and interest rate collar agreements;
          (b) other agreements or arrangements designed to manage interest rates or interest rate risk; and
          (c) other agreements or arrangements designed to protect such Person against fluctuations in currency exchange rates or commodity prices.
      “Indebtedness” means, with respect to any specified Person, any indebtedness of such Person (excluding accrued expenses and trade payables), whether or not contingent:
          (a) in respect of borrowed money;
          (b) evidenced by bonds (other than performance bonds), notes, debentures or similar instruments (or reimbursement agreements in respect thereof);
          (c) in respect of banker’s acceptances;
          (d) representing Capital Lease Obligations;
          (e) in respect of letters of credit or other similar instruments (or reimbursement agreements in respect thereof) (other than obligations with respect to letters of credit securing obligations (other than obligations described in clauses (a), (b) and (d)) entered into in the ordinary course of business of such Person to the extent that such letters of credit are not drawn upon or, if and to the extent drawn upon, such drawing is reimbursed no later than the third Business Day following receipt by such Person of a demand for reimbursement following payment on the letter of credit);

          (f) representing the balance deferred and unpaid of the purchase price of any property or services due more than six months after such property is acquired or such services are completed; or
          (g) representing any Hedging Obligations;
in each case, if and to the extent any of the preceding items described in clauses (a) through (g) (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet of the specified Person prepared in accordance with GAAP.
In addition, the term “Indebtedness” includes all Indebtedness of others secured by a Lien on any asset of the specified Person (whether or not such Indebtedness is assumed by the specified Person) and, to the extent not otherwise included, the Guarantee by the specified Person of any Indebtedness of any other Person. Indebtedness shall be calculated without giving effect to the effects of Statement of Financial Accounting Standards No. 133 and related interpretations to the extent such effects would otherwise increase or decrease an amount of Indebtedness for any purpose under the Indenture or any other Second Lien Document as a result of accounting for any embedded derivatives created by the terms of such Indebtedness.
      “Indemnified Liabilities” means any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, taxes, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, performance, administration or enforcement of this Agreement, the Intercreditor Agreement or any of the Parity Lien Security Documents, including any of the foregoing relating to the use of proceeds of any Parity Lien Debt or the violation of, noncompliance with or liability under, any law applicable to or enforceable against the Company, any other Grantor or any of their respective subsidiaries or any of the Collateral and all reasonable costs and expenses (including reasonable fees and expenses of legal counsel selected by the Indemnitee) incurred by any Indemnitee in connection with any claim, action, investigation or proceeding in any respect relating to any of the foregoing, whether or not suit is brought.
      “Indemnitee” has the meaning assigned to such term in Section 7.10(a).
      “Indenture” has the meaning assigned to such term in the recitals.
      “Insolvency or Liquidation Proceeding” means:
          (a) any case commenced by or against the Company or any other Grantor under the Bankruptcy Code, or any similar federal or state law for the relief of debtors, any other proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of the Company or any other Grantor, any receivership or assignment for the benefit of creditors relating to the Company or any other Grantor or any similar case or proceeding relative to the Company or any other Grantor or its creditors, as such, in each case whether or not voluntary;
          (b) any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to the Company or any other Grantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency unless otherwise unless otherwise permitted by the Parity Lien Documents;
          (c) any proceeding seeking the appointment of a trustee, receiver, liquidator, custodian or other insolvency official with respect to the Company or any other Grantor or any of their respective assets;
          (d) any other proceeding of any type or nature in which substantially all claims of creditors of the Company or any other Grantor are determined and any payment or distribution is or may be made on account of such claims; or
          (e) any analogous procedure or step in any jurisdiction.
     “Intercreditor Agreement” means an intercreditor agreement entered into by the Collateral Trustee in connection with Priority Lien Debt, if any, in substantially the form attached as Exhibit C, as amended, supplemented, modified, restated, renewed or replaced (whether upon or after termination or otherwise), in whole or in part from time to time, in accordance with the terms of Section 7.1 and such intercreditor agreement.
     “Legal Defeasance” has the meaning assigned to such term in the Indenture.
     “Lien” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement (but not a consignment in the ordinary course of business), any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction.
     “Lien Sharing and Priority Confirmation” means, as to any Series of Parity Lien Debt, the written agreement of the holders of such Series of Parity Lien Debt, for the benefit of all present and future holders of Parity Lien Obligations:
          (a) that all Parity Lien Obligations will be and are secured equally and ratably by all Liens at any time granted by the Company or any other Grantor to secure any Obligations in respect of such Series of Parity Lien Debt, whether or not upon property otherwise constituting Collateral, and that all such Liens will be enforceable by the Collateral Trustee for the benefit of all holders of Parity Lien Obligations equally and ratably;
          (b) that the holders of Obligations in respect of such Series of Parity Lien Debt are bound by the provisions of this Agreement and (if applicable) the Intercreditor Agreement, including the provisions relating to the ranking of Liens and the order of application of proceeds from enforcement of Liens; and
          (c) consenting to the terms of this Agreement and (if applicable) the Intercreditor Agreement and the Collateral Trustee’s performance of, and directing the Collateral Trustee to perform, its obligations under this Agreement and (if applicable) the Intercreditor Agreement.

     “Note Documents” means, collectively, the Indenture, the Notes, the Note Guarantees, the Parity Lien Security Documents and each of the other agreements, documents and instruments providing for or evidencing any Note Obligation, any other document or instrument executed or delivered at any time in connection with any Note Obligation, including pursuant to the Parity Lien Security Documents, and any intercreditor or joinder agreement among holders of Note Obligations (or binding upon one or more of them through their representatives), to the extent such are effective at the relevant time, as each may be amended, restated, supplemented, modified, renewed or extended from time to time.
     “Note Guarantees” has the meaning assigned to such term in the Indenture.
     “Note Obligations” means the Notes issued under the Indenture and all Obligations in respect thereof.
     “Notes” has the meaning assigned to such term in the recitals.
     “Notes Trustee” has the meaning assigned to such term in the recitals.
     “Obligations” any principal (including reimbursement obligations with respect to letters of credit whether or not drawn), interest (including all interest accrued thereon after the commencement of any Insolvency or Liquidation Proceeding at the rate, including any applicable post-default rate, specified in any indenture, credit agreement or other similar agreement, even if such interest is not enforceable, allowable or allowed as a claim in such proceeding), penalties, premium (if any), fees, indemnifications, reimbursements, expenses, damages and other liabilities or obligations payable under the documentation governing any Indebtedness.
     “Officer” means, with respect to any Person, the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary, any Senior Vice President, any Vice President or any Assistant Vice President of such Person.
     “Officers’ Certificate” means a certificate with respect to compliance with a condition or covenant provided for in this Agreement, signed on behalf of the Company by two Officers of the Company, one of whom must be the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of the Company, including:
          (a) a statement that the Person making such certificate has read such covenant or condition and understands the provisions and the definitions relating thereto;
          (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate are based;
          (c) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been satisfied; and

          (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been satisfied.
     “Parity Lien Debt” means:
          (a) the Notes issued under the Indenture; and
          (b) other Indebtedness (including letters of credit and reimbursement obligations with respect thereto, but excluding Hedging Obligations) of the Company that is secured equally and ratably with the Notes and that was permitted to be incurred and so secured under the Indenture and each other applicable Parity Lien Document; provided, in the case of any Indebtedness referred to in this clause (b), that:
          (i) on or before the date on which such Indebtedness is incurred by the Company, such Indebtedness is designated by the Company, in an Officers’ Certificate delivered to the Notes Trustee, each other Parity Lien Representative and the Collateral Trustee, as “Parity Lien Debt” for the purposes of the Parity Lien Documents and in which the Company certifies that such Parity Lien Debt was permitted to be incurred and so secured under the Indenture and each other applicable Parity Lien Document; provided that no Indebtedness may be designated as, or otherwise constitute, both Priority Lien Debt and Parity Lien Debt;
          (ii) the Company has delivered a Collateral Trust Joinder that includes a Lien Sharing and Priority Confirmation, duly executed by the representative of the holders of such Indebtedness; and
          (iii) all requirements set forth in this Agreement as to the confirmation, grant or perfection of the Collateral Trustee’s Lien to secure such Indebtedness or Obligations in respect thereof are satisfied (and the satisfaction of such requirements and the other provisions of this clause (iii) will be conclusively established if the Company delivers to the Collateral Trustee an Officers’ Certificate stating that such requirements and other provisions have been satisfied and that such Indebtedness is “Parity Lien Debt”).
     “Parity Lien Debt Default” means the occurrence of any of the following:
          (a) an “Event of Default” under and as defined in the Indenture; or
          (b) any event or condition which, under the terms of any indenture, credit agreement or other similar agreement governing any other Series of Parity Lien Debt, causes, or permits holders of Parity Lien Debt outstanding thereunder (with or without the giving of notice or lapse of time, or both, and whether or not notice has been given or time has lapsed) to cause, the Parity Lien Debt outstanding thereunder to become immediately due and payable.
     “Parity Lien Documents” means, collectively, the Note Documents and any additional indenture, credit agreement or other similar agreement governing each Series of Parity Lien Debt and any document granting a Lien in favor of such Parity Lien Debt, including, without limitation, the Parity Lien Security Documents, to the extent such are effective at the relevant time, as each may be amended, restated, supplemented, modified, renewed or extended from time to time.
     “Parity Lien Obligations” means Parity Lien Debt and all related Obligations, together with (a) Banking Product Obligations of any Grantor relating to services provided to any Grantor that are secured, or intended to be secured, by the Parity Lien Security Documents if the provider of such Banking Product Obligations has delivered a Collateral Trust Joinder countersigned by the Company that includes a Lien Sharing and Priority Confirmation and a designation by the Company of such Banking Product Obligations as “Parity Lien Obligations” for the purposes of the Parity Lien Documents, and (b) Hedging Obligations (and any Guarantees of such Hedging Obligations) that are secured, or intended to be secured, under the Parity Lien Security Documents if the provider of such Hedging Obligations has delivered a Collateral Trust Joinder countersigned by the Company that includes a Lien Sharing and Priority Confirmation and a designation by the Company of such Hedging Obligations as “Parity Lien Obligations” for the purposes of the Parity Lien Documents; provided that no Banking Product Obligations and no Hedging Obligations may be designated as, or otherwise constitute, both Priority Lien Obligations and Parity Lien Obligations.
     “Parity Lien Representative” means (a) in the case of the Notes, the Notes Trustee, or (b) in the case of any other Series of Parity Lien Debt, any agent or trustee for or other representative of the lenders or holders of Obligations, as applicable, under such Series of Parity Lien Debt, who (i) maintains the transfer register for such Series of Parity Lien Debt and is appointed as a representative of such Series of Parity Lien Debt (for purposes related to the administration of the security documents) pursuant to the indenture, credit agreement or other similar agreement governing such Series of Parity Lien Debt, together with its successors and permitted assigns, and (ii) has executed a Collateral Trust Joinder.
     “Parity Lien Security Documents” means, collectively, this Agreement, the Security Agreement, each Collateral Trust Joinder (including each Lien Sharing and Priority Confirmation contained therein) and all security agreements, pledge agreements, collateral assignments, mortgages, collateral agency agreements, control agreements, deeds of trust or other grants or transfers for security executed and delivered by the Company or any other Grantor creating (or purporting to create) a Lien upon Collateral in favor of the Collateral Trustee, for the benefit of any Secured Parties, in each case, as amended, modified, renewed, restated or replaced, in whole or in part, from time to time, in accordance with its terms and Section 7.1.
     “Permitted Liens” has the meaning assigned to such term in the Indenture.
     “Person” means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or other entity.
     “Priority Lien Collateral Agent” means the Person, if any, party to the Intercreditor Agreement in the capacity of “First Lien Collateral Agent”, together with its successors and permitted assigns.

     “Priority Lien Debt” means Indebtedness (including letters of credit and reimbursement obligations with respect thereto) incurred by the Company or any of the other Grantors secured by a Lien that is senior in priority to the Liens granted to the Collateral Trustee pursuant to the Parity Lien Security Documents, which Indebtedness was permitted to be incurred and so secured under the Indenture and each other applicable Parity Lien Document; provided that on or before the date on which such Indebtedness is incurred by the Company or any such other Grantor:
          (a) such Indebtedness is designated by the Company, in an Officers’ Certificate delivered to each Parity Lien Representative and the Collateral Trustee, as “Priority Lien Debt” for the purposes of the Parity Lien Documents; provided that no Indebtedness may be designated as, or otherwise constitute, both Priority Lien Debt and Parity Lien Debt; and
          (b) the collateral agent or other representative with respect to such Indebtedness (together with the Collateral Trustee, the Company and each other applicable Grantor) has duly executed and delivered an Intercreditor Agreement as Priority Lien Collateral Agent (or, if the Intercreditor Agreement is then in effect, an Intercreditor Agreement Joinder (as defined therein)).
     “Priority Lien Obligations” means Priority Lien Debt and all related Obligations, together with (a) Banking Product Obligations of any Grantor relating to services provided to any Grantor that are secured, or intended to be secured, on a pari passu basis with Priority Lien Debt pursuant to a Lien granted in favor of the Priority Lien Collateral Agent under the “First Lien Credit Agreement” or the “First Lien Collateral Documents” (as such terms are defined in the Intercreditor Agreement) and (b) Hedging Obligations (and any Guarantees of such Hedging Obligations) that by the terms of the “First Lien Documents” (as defined in the Intercreditor Agreement) are secured, or intended to be secured, on an equal and ratable basis with Priority Lien Debt.
     “Required Debtholders” means, at any time, holders of Parity Lien Obligations owed or holding more than 50% of the aggregate sum of, without duplication: (a) the aggregate outstanding principal amount of Parity Lien Debt (including the face amount of outstanding letters of credit whether or not then available or undrawn) and (b) the aggregate unfunded commitments to extend credit that, when funded, would constitute Parity Lien Debt; provided, however, that after (i) the termination or expiration of all commitments to extend credit that would constitute Parity Lien Debt, (ii) the payment in full in cash of the principal of and interest and premium (if any) on all Parity Lien Debt (other than any undrawn letters of credit), (iii) the discharge or cash collateralization (at the lower of (A) 105% of the aggregate undrawn amount and (B) the percentage of the aggregate undrawn amount required for release of Liens under the terms of the applicable Parity Lien Documents) of all outstanding letters of credit constituting Parity Lien Debt, and (iv) the payment in full in cash of all other Parity Lien Obligations other than any Parity Lien Obligations consisting of Hedging Obligations and Banking Product Obligations, the term “Required Debtholders” will mean the holders of more than 50% of the sum of the aggregate “settlement amount” (or similar term) (as defined in the applicable Hedge Agreement relating to Parity Lien Obligations consisting of a Hedging Obligation) or, with respect to any such Hedge Agreement that has been terminated in accordance with its terms, the amount then due and payable (including any termination payments then due) under such Hedge

Agreement, under all Hedge Agreements relating to Parity Lien Obligations consisting of Hedging Obligations; provided that the “settlement amount” (or similar term) as of the last Business Day of the month preceding any date of determination shall be calculated by the appropriate swap counterparties and reported to the Collateral Trustee upon request; provided, further, that any Hedging Obligation with a “settlement amount” (or similar term) that is a negative number shall be disregarded for purposes of all calculations required by the term “Required Debtholders”. For purposes of this definition, (A) votes will be determined in accordance with the provisions of Section 7.2 and (B) any Parity Lien Debt registered in the name of, or owned or held by the Company, any other Grantor or any of their respective Affiliates will be deemed not to be outstanding to the extent known by the applicable Parity Lien Representative or the Collateral Trustee.
     “Secured Parties” means, at any relevant time, the holders of Parity Lien Obligations at that time, including, without limitation, the Collateral Trustee, the Notes Trustee, each other Parity Lien Representative and the holders of Notes.
     “Security Agreement” means the Pledge and Security Agreement, dated as of November 24, 2009, among the Company, the Guarantors, the other Grantors from time to time party thereto and the Collateral Trustee, as amended, supplemented, restated, renewed, refunded, replaced, restructured, repaid, refinanced or otherwise modified from time to time.
     “Series of Parity Lien Debt” means, severally, the Notes and each other issue or series of Parity Lien Debt for which a single transfer register is maintained.
     “Trust” has the meaning assigned to such term in Section 2.1.
     “Trust Estate” has the meaning assigned to such term in Section 2.1.
     “UCC” means the Uniform Commercial Code as in effect from time to time in any applicable jurisdiction.
     SECTION 1.2 Rules of Interpretation.
          (a) All terms used in this Agreement that are defined in Article 1, 8 or 9, as the case may be, of the UCC and not otherwise defined herein have the meanings assigned to them in Article 1, 8 or 9, as the case may be, of the UCC.
          (b) Unless otherwise indicated, any reference to any agreement or instrument will be deemed to include a reference to that agreement or instrument as assigned, amended, supplemented, amended and restated, or otherwise modified and in effect from time to time or replaced in accordance with the terms of this Agreement.
          (c) The use in this Agreement or any of the other Parity Lien Security Documents of the word “include” or “including,” when following any general statement, term or matter, will not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but will be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. The word “will” shall be construed to have the same meaning and effect as the word “shall.”
          (d) References to “Sections,” “clauses,” “recitals” and the “preamble” will be to Sections, clauses, recitals and the preamble, respectively, of this Agreement unless otherwise specifically provided. References to “Articles” will be to Articles of this Agreement unless otherwise specifically provided. References to “Exhibits” will be to Exhibits to this Agreement unless otherwise specifically provided.
          (e) Notwithstanding anything to the contrary in this Agreement, any references contained herein to any section, clause, paragraph, definition or other provision of the Indenture (including any definition contained therein) shall be deemed to be a reference to such section, clause, paragraph, definition or other provision as in effect on the date of this Agreement; provided that any reference to any such section, clause, paragraph or other provision shall refer to such section, clause, paragraph or other provision of the Indenture (including any definition contained therein) as amended or modified from time to time if such amendment or modification has been (i) made in accordance with the Indenture and (ii) approved by an Act of the Required Debtholders in a writing delivered to each Parity Lien Representative and the Collateral Trustee. Notwithstanding the foregoing, whenever any term used in this Agreement is defined or otherwise incorporated by reference to the Indenture, such reference shall be deemed to have the same effect as if such definition or term had been set forth herein in full and such term shall continue to have the meaning established pursuant to the Indenture notwithstanding the termination or expiration of the Indenture or redemption of all Obligations evidenced thereby.
          (f) This Agreement and the other Parity Lien Security Documents will be construed without regard to the identity of the party who drafted it and as though the parties participated equally in drafting it. Consequently, each of the parties acknowledges and agrees that any rule of construction that a document is to be construed against the drafting party will not be applicable either to this Agreement or the other Parity Lien Security Documents.
          (g) In the event of any conflict between any terms and provisions set forth in this Agreement and those set forth in any other Parity Lien Security Document, the terms and provisions of this Agreement shall supersede and control the terms and provisions of such other Parity Lien Security Document.
ARTICLE 2. THE TRUST ESTATE
     SECTION 2.1 Declaration of Trust.
     To secure the payment and performance of the Parity Lien Obligations and in consideration of the mutual agreements set forth in this Agreement, the Company and each other Grantor hereby grants to the Collateral Trustee, and the Collateral Trustee hereby accepts and agrees to hold, in trust under this Agreement for the benefit of all present and future Secured Parties, all of the Company’s or such other Grantor’s right, title and interest in, to and under all Collateral granted to the Collateral Trustee under any Parity Lien Security Document for the benefit of the Secured Parties, together with all of the Collateral Trustee’s right, title and interest in, to and under the Parity Lien Security Documents and (if applicable) under the Intercreditor Agreement, and all interests, rights, powers and remedies of the Collateral Trustee thereunder or in respect thereof and all cash and non-cash proceeds thereof (collectively, the “Trust Estate”).
     The Collateral Trustee and its successors and assigns under this Agreement will hold the Trust Estate in trust for the benefit solely and exclusively of all present and future Secured Parties as security for the payment of all present and future Parity Lien Obligations (the “Trust”).
     Notwithstanding the foregoing, if at any time:
          (a) all Liens securing the Parity Lien Obligations have been released as provided in Section 4.1;
          (b) the Collateral Trustee holds no other property in trust as part of the Trust Estate;
          (c) no monetary obligation (other than indemnification and other contingent obligations not then due and payable) is outstanding and payable under this Agreement to the Collateral Trustee or any of its co-trustees or agents (whether in an individual or representative capacity); and
          (d) the Company delivers to the Collateral Trustee an Officers’ Certificate stating that all Liens of the Collateral Trustee have been released in compliance with all applicable provisions of the Parity Lien Documents and that the Company and the other Grantors are not required by any Parity Lien Document to grant any Lien upon any property, then the Trust arising hereunder will terminate, except that all provisions set forth in Sections 7.9 and 7.10 that are enforceable by the Collateral Trustee or any of its co-trustees or agents (whether in an individual or representative capacity) will remain enforceable in accordance with their terms.
     The parties further declare and covenant that the Trust Estate will be held and distributed by the Collateral Trustee subject to the further agreements herein.
     SECTION 2.2 Acknowledgment of Security Interest; Collateral Shared Equally and Ratably.
          (a) Each of the Notes Trustee, for itself and on behalf of each holder of Notes, and each other Parity Lien Representative, for itself and on behalf of each holder of Parity Lien Debt represented by it, acknowledges and agrees that, pursuant to the Parity Lien Security Documents, each of the Grantors has granted to the Collateral Trustee, for the benefit of the Secured Parties, a security interest in all such Grantor’s rights, title and interest in, to and under the Collateral to secure the payment and performance of all present and future Parity Lien Obligations. Each of the Notes Trustee, for itself and on behalf of each holder of Notes, and each other Parity Lien Representative, for itself and on behalf of each holder of Parity Lien Debt represented by it, acknowledges and agrees that, pursuant to the Parity Lien Security Documents, the aforementioned security interest granted to the Collateral Trustee, for the benefit of the

Secured Parties, shall for all purposes and at all times secure the Note Obligations and all other Parity Lien Obligations (if any) on an equal and ratable basis.
          (b) The Collateral Trustee and its successors and assigns under this Agreement will act for the benefit solely and exclusively of all present and future Secured Parties and will hold the Collateral and the Liens thereon as security for the payment and performance of all present and future Parity Lien Obligations, in each case, under terms and conditions of this Agreement, (if applicable) the Intercreditor Agreement and the Parity Lien Security Documents.
ARTICLE 3. OBLIGATIONS AND POWERS OF COLLATERAL TRUSTEE
     SECTION 3.1 Undertaking of the Collateral Trustee.
          (a) Each Secured Party (acting through the Notes Trustee or its applicable Parity Lien Representative, as applicable) hereby appoints the Collateral Trustee to serve as collateral trustee and agent hereunder on the terms and conditions set forth herein. Subject to, and in accordance with, this Agreement, including without limitation Section 5.3, and (if applicable) the Intercreditor Agreement, the Collateral Trustee will, as collateral trustee, for the benefit solely and exclusively of the present and future Secured Parties:
          (i) accept, enter into, hold, maintain, administer and enforce the Intercreditor Agreement (if applicable) and all Parity Lien Security Documents, including all Collateral subject thereto, and all Liens created thereunder, perform its obligations under the Intercreditor Agreement (if applicable) and the Parity Lien Security Documents and protect, exercise and enforce the interests, rights, powers and remedies granted or available to it under, pursuant to or in connection with the Intercreditor Agreement (if applicable) and the Parity Lien Security Documents;
          (ii) upon the occurrence of a Parity Lien Debt Default or as directed by an Act of Required Debtholders, take all lawful and commercially reasonable actions permitted under the Intercreditor Agreement (if applicable) and the Parity Lien Security Documents that it may deem necessary or advisable to protect or preserve its interest in the Collateral subject thereto and such interests, rights, powers and remedies;
          (iii) deliver and receive notices pursuant to the Intercreditor Agreement (if applicable) and the Parity Lien Security Documents;
          (iv) sell, assign, collect, assemble, foreclose on, institute legal proceedings with respect to, or otherwise exercise or enforce the rights and remedies of a secured party (including a mortgagee, trust deed beneficiary and insurance beneficiary or loss payee) with respect to the Collateral under the Parity Lien Security Documents and its other interests, rights, powers and remedies, in each case, as directed by an Act of Required Debtholders;
          (v) remit as provided in Section 3.4 all cash proceeds received by the Collateral Trustee from the collection, foreclosure or enforcement of its interest in the Collateral under the Parity Lien Security Documents or any of its other interests, rights, powers or remedies;

          (vi) execute and deliver amendments to the Parity Lien Security Documents as from time to time authorized pursuant to Section 7.1, accompanied by an Officers’ Certificate delivered pursuant to, and in accordance with, Section 7.1;
          (vii) release any Lien granted to it by any Parity Lien Security Document upon any Collateral if and as required by Section 4.1; and
          (viii) upon the receipt of the Officers’ Certificate delivered by the Company in connection with the incurrence of Priority Lien Debt pursuant to the definition thereof, enter into the Intercreditor Agreement, and thereafter perform its obligations and protect, exercise and enforce its interest, rights, powers and remedies thereunder.
          (b) Each party to this Agreement acknowledges and consents to the undertaking of the Collateral Trustee set forth in Section 3.1(a) and agrees to each of the other provisions of this Agreement applicable to the Collateral Trustee.
          (c) Notwithstanding anything to the contrary contained in this Agreement, the Collateral Trustee will not commence any exercise of remedies or any foreclosure actions or otherwise take any action or proceeding against any of the Collateral (other than actions as necessary to prove, protect or preserve the Liens securing the Parity Lien Obligations, which it shall be permitted, but shall be under no obligation, to undertake unless directed by an Act of Required Debtholders) unless and until it shall have been directed by an Act of Required Debtholders and then only in accordance with the provisions of this Agreement.
          (d) Each party to this Agreement acknowledges and agrees that the payment and satisfaction of all of the Parity Lien Obligations will be secured equally and ratably by the Liens established in favor of the Collateral Trustee for the benefit of the Secured Parties.
          (e) Notwithstanding anything to the contrary contained in this Agreement, (i) neither the Grantors nor their respective Affiliates may act as Collateral Trustee, (ii) no Person serving as Priority Lien Collateral Agent may also serve as Collateral Trustee and (iii) no Person serving as Parity Lien Representative may also serve as Collateral Trustee, unless such Person serves as Parity Lien Representative for each Series of Parity Lien Debt then outstanding.
     SECTION 3.2 Release or Subordination of Liens. The Collateral Trustee will not release or subordinate any Lien of the Collateral Trustee or consent to the release or subordination of any Lien of the Collateral Trustee, except:
          (a) as directed by an Act of Required Debtholders accompanied by an Officers’ Certificate to the effect that the release or subordination was permitted by each applicable Parity Lien Document;
          (b) as required by Article 4;
          (c) as ordered pursuant to applicable law under a final and nonappealable order or judgment of a court of competent jurisdiction; or

          (d) for the subordination of the Liens on the Collateral securing the Parity Lien Obligations to the Liens on the Collateral securing any Priority Lien Obligations to the extent required by the Intercreditor Agreement.
     SECTION 3.3 Enforcement of Liens. If the Collateral Trustee at any time receives written notice from a Parity Lien Representative or the Company stating that a Parity Lien Debt Default entitling the Collateral Trustee to foreclose upon, collect or otherwise enforce its Liens under a Parity Lien Security Document has occurred and is continuing, the Collateral Trustee will promptly deliver written notice thereof to each Parity Lien Representative. Thereafter, subject to the provisions of the Intercreditor Agreement, the Collateral Trustee may await direction by an Act of Required Debtholders and will act, or decline to act, as directed by an Act of Required Debtholders, in the exercise and enforcement of the Collateral Trustee’s interests, rights, powers and remedies in respect of the Collateral or under the Parity Lien Security Documents or applicable law and, following the initiation of such exercise of remedies, the Collateral Trustee will act, or decline to act, with respect to the manner of such exercise of remedies as directed by an Act of Required Debtholders. Unless it has been directed to the contrary by an Act of Required Debtholders, the Collateral Trustee in any event may (but will not be obligated to) take or refrain from taking such action with respect to any default under any applicable Parity Lien Document as it may deem advisable and in the best interest of the holders of Parity Lien Obligations.
     SECTION 3.4 Application of Proceeds.
          (a) If any Collateral is sold or otherwise realized upon by the Collateral Trustee in connection with any foreclosure, collection or other enforcement of Liens granted to the Collateral Trustee pursuant to the Parity Lien Security Documents, the proceeds received by the Collateral Trustee from such foreclosure, collection or other enforcement will be distributed by the Collateral Trustee in the following order of application:
     FIRST, to the payment of all amounts payable under this Agreement on account of the Collateral Trustee’s fees and any reasonable legal fees, costs and expenses or other liabilities of any kind incurred by the Collateral Trustee or any co-trustee or agent of the Collateral Trustee in connection with, and pursuant to the terms of, any Parity Lien Security Document;
     SECOND, to the Notes Trustee and each other Parity Lien Representative (if any) for application to the payment of all outstanding Notes and other Parity Lien Debt and any other Parity Lien Obligations that are then due and payable in such order as may be provided in the applicable Parity Lien Documents in an amount sufficient to pay in full in cash all outstanding Notes and other Parity Lien Debt and all other Parity Lien Obligations that are then due and payable (including all interest accrued thereon after the commencement of any Insolvency or Liquidation Proceeding at the rate, including any applicable post-default rate, specified in the applicable Parity Lien Documents, even if such interest is not enforceable, allowable or allowed as a claim in such proceeding, and including the discharge or cash collateralization (at the lower of (i) 105% of the aggregate undrawn amount and (ii) the percentage of the aggregate undrawn amount required for release of Liens under the terms of the applicable Parity Lien Document) of all outstanding letters of credit constituting Parity Lien Debt); and
     THIRD, any surplus remaining after the payment in full in cash of the amounts described in the preceding clauses will be paid to the Company or the applicable Grantor, as the case may be, or its successors or assigns, or as a court of competent jurisdiction may direct.
At any time when the Intercreditor Agreement is in effect, the foregoing order of application shall be in all respects subject to the provisions of the Intercreditor Agreement.
     (b) This Section 3.4 is intended for the benefit of, and will be enforceable as a third party beneficiary by, (i) each present and future holder of Parity Lien Obligations, (ii) each present and future Parity Lien Representative, (iii) the Collateral Trustee as holder of Liens pursuant to the Parity Lien Security Documents, (iv) each present and future holder of Priority Lien Debt and (v) solely in the case of clause THIRD above, the Grantors. The Parity Lien Representative of each future Series of Parity Lien Debt will be required to deliver a Collateral Trust Joinder including a Lien Sharing and Priority Confirmation to the Collateral Trustee, the Notes Trustee and each other then existing Parity Lien Representative as provided in Section 3.8 at the time of incurrence of such Series of Parity Lien Debt.
          (c) In connection with the application of proceeds pursuant to Section 3.4(a), except as otherwise directed by an Act of Required Debtholders, the Collateral Trustee may sell any non-cash proceeds for cash prior to the application of the proceeds thereof.
     SECTION 3.5 Powers of the Collateral Trustee.
          (a) The Collateral Trustee is irrevocably authorized and empowered to enter into and perform its obligations under the Intercreditor Agreement (if applicable) and the Parity Lien Security Documents and to act as set forth in this Article 3 or as requested in any lawful directions given to it from time to time in respect of any matter by an Act of Required Debtholders.
          (b) No Parity Lien Representative or other holder of Parity Lien Obligations will have any liability whatsoever for any act or omission of the Collateral Trustee.
     SECTION 3.6 Documents and Communications. The Collateral Trustee will permit each Parity Lien Representative and each other holder of Parity Lien Obligations upon reasonable written notice from time to time to inspect and copy, at the cost and expense of the party requesting such copies, any and all Parity Lien Security Documents and other documents, notices, certificates, instructions or communications received by the Collateral Trustee in its capacity as such.
     SECTION 3.7 For Sole and Exclusive Benefit of Secured Parties. The Collateral Trustee will accept, hold, administer and enforce all Liens on the Collateral at any time transferred or delivered to it and all other interests, rights, powers and remedies at any time granted to or enforceable by the Collateral Trustee and all other property of the Trust Estate solely and exclusively for the benefit of the current and future Secured Parties, and will distribute all proceeds received by it in realization thereon or from enforcement thereof solely and exclusively pursuant to the provisions of Section 3.4.
     SECTION 3.8 Additional Parity Lien Debt.
          (a) The Collateral Trustee will act as trustee hereunder for, and perform its duties and undertakings set forth in this Agreement on behalf of, each holder of Parity Lien Obligations in respect of each Series of Parity Lien Debt outstanding as of the date hereof and each Series of Parity Lien Debt that is issued or incurred after the date hereof (including any refinancing or replacement of a Series of Parity Lien Debt) that:
          (i) holds Parity Lien Obligations that are identified as such in accordance with the procedures set forth in Section 3.8(b); and
          (ii) signs, through its designated Parity Lien Representative identified pursuant to Section 3.8(b), a Collateral Trust Joinder and delivers the same to the Collateral Trustee prior to or concurrently with the incurrence of such Series of Parity Lien Debt.
          (b) The Company will be permitted to incur Indebtedness in respect of a new Series of Parity Lien Debt and to designate as an additional holder of Parity Lien Obligations hereunder the lenders and agents in respect of such Series of Parity Lien Debt and each Person who is, or who becomes, the registered holder of Parity Lien Debt incurred by the Company or any other Grantor after the date of this Agreement, in each case, only to the extent such Indebtedness is designated by the Company in accordance with the following sentence and only to the extent such incurrence is permitted under the terms of the Parity Lien Documents. The Company may only effect such designation by delivering to the Collateral Trustee (with copies to the Priority Lien Collateral Agent (if any), the Notes Trustee and each other previously identified Parity Lien Representative), each of the following:
          (i) on or prior to the date on which such additional Parity Lien Debt (the “Additional Parity Lien Debt”) is incurred, an Officers’ Certificate stating that the Company intends to incur such Additional Parity Lien Debt, and certifying that (A) such incurrence is permitted and does not violate or result in any default under the Note Documents or any other then existing Parity Lien Documents (other than any incurrence of Parity Lien Obligations that would simultaneously repay all Parity Lien Obligations under the Parity Lien Documents under which such default would arise), (B) the definitive documentation associated with such Additional Parity Lien Debt contains a written agreement of the holders of such Indebtedness, for the enforceable benefit of all other holders of existing and future Parity Lien Obligations and each existing and future Parity Lien Representative substantially as follows: (x) that all Parity Lien Obligations will be and are secured equally and ratably by all Liens granted to the Collateral Trustee, for the benefit of the Secured Parties, at any time granted by any Grantor to secure any Parity Lien Obligations whether or not upon property otherwise constituting collateral to such Parity Lien Obligations and that all Liens granted pursuant to the Parity Lien Security Documents will be enforceable by the Collateral Trustee for the benefit of all Secured Parties equally and ratably as contemplated by this Agreement, (y) that the holders of Obligations in respect of such Additional Parity Lien Debt are bound by the provisions of, and agree to the terms of, the Intercreditor Agreement and this Agreement, including the provisions relating to the ranking of Liens and the order of application of proceeds from the enforcement of Liens and (z) consenting to and directing the Collateral Trustee to perform its obligations under this Agreement, the Intercreditor Agreement and the Parity Lien Security Documents; provided that such Additional Parity Lien Debt shall not be permitted to also constitute Priority Lien Debt, and (C) the Company and each other Grantor has duly authorized, executed (if applicable) and recorded (or caused to be recorded), or intends to authorize, execute and record (if applicable), in each appropriate governmental office all relevant filings and recordations, if any, necessary to ensure that the Obligations in respect of such Additional Parity Lien Debt are secured by the Collateral to the extent set forth in the Parity Lien Security Documents and in accordance with this Agreement, the Intercreditor Agreement and the Parity Lien Security Documents;
          (ii) a written notice specifying the name and address of the Parity Lien Representative for such series of Additional Parity Lien Debt for purposes of Section 7.6; and
          (iii) a copy of the executed Collateral Trust Joinder referred to in clause (a) above, executed by the applicable Parity Lien Representative (on behalf of each holder of Obligations in respect of such Additional Parity Lien Debt represented by it).
          (c) Although the Company shall be required to deliver a copy of each of the foregoing documents described in clauses (i) through (iii) of Section 3.8(b) to the Priority Lien Collateral Agent (if any), the Notes Trustee and to each other then existing Parity Lien Debt Representative, the failure to so deliver a copy of any such document to the Priority Lien Collateral Agent (if any), the Notes Trustee and such other Parity Lien Debt Representative shall not affect the status of such Additional Parity Lien Debt as Parity Lien Obligations entitled to the benefits of this Agreement, the Intercreditor Agreement and the Parity Lien Security Documents if the other requirements of this Section 3.8 are complied with. Each of the Collateral Trustee and the other then existing Parity Lien Representative shall have the right to request that the Company shall provide a copy of any legal opinion of counsel (which may be provided by internal counsel to the Company) provided to the holders of Additional Parity Lien Debt or their respective Parity Lien Representatives as to the Additional Parity Lien Debt being secured by a valid and perfected security interest; provided, however, that such legal opinion or opinions need not address any collateral of a type or located in a jurisdiction not previously covered by any legal opinion delivered by or on behalf of the Company. Notwithstanding the foregoing, nothing in this Agreement will be construed to allow the Company or any other Grantor to incur additional Indebtedness unless otherwise permitted by the terms of all applicable Parity Lien Documents.
The Liens granted in favor of the Collateral Trustee, for the benefit of the Secured Parties, shall be granted under the same Parity Lien Security Documents.

ARTICLE 4. OBLIGATIONS ENFORCEABLE BY THE COMPANY AND THE
OTHER GRANTORS
     SECTION 4.1 Release of Liens on Collateral.
          (a) The Collateral Trustee’s Liens upon the Collateral will be released:
          (i) in whole, upon (A) payment in full and discharge of all outstanding Notes (or upon a Legal Defeasance or Covenant Defeasance of the Notes as set forth under Article 8 of the Indenture or a satisfaction and discharge of the Indenture as set forth under Article 11 of the Indenture) and payment in full and discharge of all other outstanding Parity Lien Debt and all other Parity Lien Obligations that are outstanding, due and payable at the time all of the Notes and such other Parity Lien Debt is paid in full and discharged (or, in the case of the Notes, defeased or discharged in accordance with the Indenture) and (B) termination or expiration of all commitments to extend credit under all Parity Lien Documents and the cancellation or termination or cash collateralization (at the lower of (1) 105% of the aggregate undrawn amount and (2) the percentage of the aggregate undrawn amount required for release of Liens under the terms of the applicable Parity Lien Documents) of all outstanding letters of credit issued pursuant to any Parity Lien Documents;
          (ii) as to any Collateral that is sold, transferred or otherwise disposed of by the Company or any other Grantor to a Person that is not (either before or after such sale, transfer or disposition) another Grantor in a transaction or other circumstance that is permitted by all of the Parity Lien Documents automatically at the time of such sale, transfer or other disposition (but excluding any transaction subject to Section 5.01 of the Indenture where the recipient is required to become the obligor on the Notes or a Guarantor or any similar provision contained in any other Parity Lien Document) to the extent of the interest sold, transferred or otherwise disposed of; provided that, to the extent provided in the Parity Lien Security Documents, the Collateral Trustee’s Liens will attach to the proceeds received in respect of any such sale, transfer or other disposition, subject to the priorities set forth in the Intercreditor Agreement and Section 3.4;
          (iii) upon completion of any Asset Sale Offer (as defined in the Indenture) conducted in compliance with Section 4.10 of the Indenture, to the extent any Net Proceeds (as defined in the Indenture) constituted Excess Proceeds (as defined in the Indenture) with respect to such Asset Sale Offer and remain unexpended following the consummation of such Asset Sale Offer;
          (iv) as to less than all or substantially all of the Collateral, with respect to any such Collateral, if consent to the release of such Liens of the Collateral Trustee on such Collateral has been given by an Act of Required Debtholders;
          (v) as to all or substantially all of the Collateral, with respect to any such Collateral, if (A) consent to the release of such Liens of the Collateral Trustee on such Collateral has been given by the requisite percentage or number of holders of Notes

(as certified in writing to the Collateral Trustee by the Notes Trustee, on behalf of the holders of Notes) and the requisite percentage or number of holders of each other Series of Parity Lien Debt outstanding at such time as permitted by, and in accordance with, the applicable Parity Lien Documents (as certified in writing to the Collateral Trustee by the applicable Parity Lien Representative, on behalf of the applicable holders of Parity Lien Debt), and (B) the Company has delivered an Officers’ Certificate to the Collateral Trustee certifying that the conditions described in this clause (v) have been met; or
          (vi) if applicable, as and when required in accordance with the Intercreditor Agreement.
          (b) The Collateral Trustee agrees for the benefit of the Company and the other Grantors that if in connection with any such release the Collateral Trustee receives:
          (i) an Officers’ Certificate stating that (A) the signing officer has read Article 4 of this Agreement and understands the provisions and the definitions relating hereto, (B) such officer has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not the conditions precedent in this Agreement and all other Parity Lien Documents, if any, relating to the release of the Collateral have been complied with and (C) in the opinion of such officer, such conditions precedent, if any, have been complied with; and
          (ii) the proposed instrument or instruments releasing such Lien as to such property in recordable form, if applicable, then the Collateral Trustee will, in respect of the Collateral so released and at the cost and expense of the Grantors, execute (with such acknowledgements and/or notarizations as are required) and deliver such release to the Company or other applicable Grantor on or before the later of (x) the date specified in such request for such release and (y) the fifth Business Day after the date of receipt of the items required by this Section 4.1(b) by the Collateral Trustee.
          (c) The Collateral Trustee hereby agrees that:
          (i) in the case of any release pursuant to Section 4.1(a)(ii), if the terms of any such sale, transfer or other disposition require the payment of the purchase price to be contemporaneous with the delivery of the applicable release, then, at the written request of and at the expense of the Company or other applicable Grantor, the Collateral Trustee will either (A) be present at and deliver the release at the closing of such transaction or (B) deliver the release under customary escrow arrangements that permit such contemporaneous payment and delivery of the release; and
          (ii) at any time when a Parity Lien Debt Default has occurred and is continuing, within one Business Day of the receipt by it of any Act of Required Debtholders pursuant to Section 4.1(a)(iv), the Collateral Trustee will deliver a copy of such Act of Required Debtholders to each Parity Lien Representative.
          (d) Each Parity Lien Representative hereby agrees that within one Business Day of the receipt by it of any notice from the Collateral Trustee pursuant to Section 4.1(c)(ii),

such Parity Lien Representative will deliver a copy of such notice to each registered holder of the Series of Parity Lien Debt for which it acts as Parity Lien Representative.
     SECTION 4.2 Delivery of Copies to Parity Lien Representatives. The Company will deliver to each Parity Lien Representative a copy of each Officers’ Certificate delivered to the Collateral Trustee pursuant to Section 4.1(b), together with copies of all documents delivered to the Collateral Trustee with such Officers’ Certificate. The Parity Lien Representatives will not be obligated to take notice thereof or to act thereon, subject to Section 4.1(d).
     SECTION 4.3 Collateral Trustee not Required to Serve, File, Register or Record. The Collateral Trustee is not required to serve, file, register or record any instrument releasing or subordinating its Liens on any Collateral; provided, however, that if the Company or any other Grantor shall make a written demand for a termination statement under Section 9-513(c) of the UCC in connection with any release to be effected pursuant to Section 4.1(a), the Collateral Trustee shall comply with the written request of the Company or such other Grantor to comply with the requirements of such UCC provision.
     SECTION 4.4 Release of Liens in Respect of Notes. The Collateral Trustee’s Lien will no longer secure the Notes outstanding under the Indenture or any other Obligations under the Indenture, and the right of the holders of the Notes and such Obligations to the benefits and proceeds of the Collateral Trustee’s Lien on the Collateral will terminate and be discharged:
          (a) upon satisfaction and discharge of the Indenture as set forth under Article 11 of the Indenture;
          (b) upon a Legal Defeasance or Covenant Defeasance of the Notes as set forth under Article 8 of the Indenture;
          (c) upon payment in full and discharge of all Notes outstanding under the Indenture and all Obligations that are outstanding, due and payable under the Indenture at the time the Notes are paid in full and discharged;
          (d) in whole or in part, with the consent of the holders of the requisite percentage of Notes in accordance with Article 9 of the Indenture; or
          (e) if applicable, as and when required in accordance with the Intercreditor Agreement.
ARTICLE 5. IMMUNITIES OF THE COLLATERAL TRUSTEE
     SECTION 5.1 No Implied Duty. The Collateral Trustee will not have any duties, responsibilities or obligations other than those expressly assumed by it in this Agreement and the other Parity Lien Security Documents to which it is a party. The Collateral Trustee will not be required to take any action that is contrary to applicable law or any provision of this Agreement or the other Parity Lien Security Documents to which it is a party.

     SECTION 5.2 Appointment of Agents and Advisors. The Collateral Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, accountants, appraisers or other experts or advisors selected by it in good faith as it may reasonably require and will not be responsible for any misconduct or negligence on the part of any of them.
     SECTION 5.3 Other Agreements. The Collateral Trustee has accepted and is bound by the Parity Lien Security Documents executed by the Collateral Trustee as of the date of this Agreement and, as directed by an Act of Required Debtholders, the Collateral Trustee shall execute additional Parity Lien Security Documents delivered to it after the date of this Agreement; provided, however, that such additional Parity Lien Security Documents do not adversely affect the rights, privileges, benefits and immunities of the Collateral Trustee. Nothing contained in this 5.3 shall be deemed to limit the Collateral Trustee’s rights to execute amendments to Parity Lien Security Documents as set forth in Section 7.1 herein. The Collateral Trustee will not otherwise be bound by, or be held obligated by, the provisions of any credit agreement, indenture or other agreement governing Parity Lien Debt (other than this Agreement and the other Parity Lien Security Documents to which it is a party).
     SECTION 5.4 Solicitation of Instructions.
          (a) The Collateral Trustee may at any time solicit written confirmatory instructions, in the form of an Act of Required Debtholders, an Officers’ Certificate or an order of a court of competent jurisdiction, as to any action that it may be requested to take, or that it may propose to take, in the performance of any of its obligations under this Agreement or any other Parity Lien Security Document.
          (b) No written direction given to the Collateral Trustee by an Act of Required Debtholders that in the reasonable judgment of the Collateral Trustee imposes, purports to impose or might reasonably be expected to impose upon the Collateral Trustee any obligation or liability not set forth in or arising under this Agreement and the other Parity Lien Security Documents will be binding upon the Collateral Trustee unless the Collateral Trustee elects, at its sole option, to accept such direction. The acceptance of such direction may be conditioned upon the delivery to the Collateral Trustee of security or indemnity satisfactory to it against any and all costs, losses, liabilities or expenses that may be incurred by it by reason of taking or continuing to take such direction.
     SECTION 5.5 Limitation of Liability. The Collateral Trustee will not be responsible or liable for any action taken or omitted to be taken by it hereunder or under any Parity Lien Security Document, except for its own gross negligence or willful misconduct as determined by a court of competent jurisdiction.
     SECTION 5.6 Documents in Satisfactory Form. The Collateral Trustee will be entitled to require that all agreements, certificates, opinions, instruments and other documents at any time submitted to it, including those expressly provided for in this Agreement, be delivered to it in a form and with substantive provisions reasonably satisfactory to it.

     SECTION 5.7 Entitled to Rely. The Collateral Trustee may seek and rely upon, and shall be fully protected in relying upon, any judicial order or judgment, upon any advice, opinion or statement of legal counsel, independent consultants and other experts selected by it in good faith and upon any certification, instruction, notice or other writing delivered to it by the Company or any other Grantor in compliance with the provisions of this Agreement or delivered to it by any Parity Lien Representative as to the holders of Parity Lien Obligations for whom it acts, without being required to determine the authenticity thereof or the correctness of any fact stated therein or the propriety or validity of service thereof. The Collateral Trustee may act in reliance upon any instrument comporting with the provisions of this Agreement or any signature reasonably believed by it to be genuine and may assume that any Person purporting to give notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof or the other Parity Lien Security Documents has been duly authorized to do so. To the extent an Officers’ Certificate or opinion of counsel is required or permitted under this Agreement to be delivered to the Collateral Trustee in respect of any matter, the Collateral Trustee may rely conclusively on an Officers’ Certificate or opinion of counsel as to such matter and such Officers’ Certificate or opinion of counsel shall be full warranty and protection to the Collateral Trustee for any action taken, suffered or omitted by it under the provisions of this Agreement and the other Parity Lien Security Documents.
     SECTION 5.8 Parity Lien Debt Default. The Collateral Trustee will not be required to inquire as to the occurrence or absence of any Parity Lien Debt Default and will not be affected by or required to act upon any notice or knowledge as to the occurrence of any Parity Lien Debt Default unless and until it is directed by an Act of Required Debtholders.
     SECTION 5.9 Actions by Collateral Trustee. As to any matter not expressly provided for by this Agreement or the other Parity Lien Security Documents, the Collateral Trustee will act or refrain from acting as directed by an Act of Required Debtholders and will be fully protected if it does so, and any action taken, suffered or omitted pursuant hereto or thereto shall be binding on the Secured Parties.
     SECTION 5.10 Security or Indemnity in Favor of the Collateral Trustee. The Collateral Trustee will not be required to advance or expend any funds or otherwise incur any financial liability in the performance of its duties or the exercise of its powers or rights hereunder unless it has been provided with pre-funding, security or indemnity satisfactory to it against any and all cost, loss, liability or expense which may be incurred by it by reason of taking or continuing to take such action.
     SECTION 5.11 Rights of the Collateral Trustee. In the event of any conflict between any terms and provisions set forth in this Agreement and those set forth in any other Parity Lien Security Document, the terms and provisions of this Agreement shall supersede and control the terms and provisions of such other Parity Lien Security Document. In the event there is any bona fide, good faith disagreement between the other parties to this Agreement or any of the other Parity Lien Security Documents resulting in adverse claims being made in connection with Collateral held by the Collateral Trustee and the terms of this Agreement or any of the other Parity Lien Security Documents do not unambiguously mandate the action the Collateral Trustee is to take or not to take in connection therewith under the circumstances then existing, or the Collateral Trustee is in doubt as to what action it is required to take or not to take hereunder or under the other Parity Lien Security Documents, it will be entitled to refrain from taking any action (and will incur no liability for doing so) until directed otherwise (subject to Section 5.10) in writing by a request signed jointly by the parties hereto entitled to give such direction or by order of a court of competent jurisdiction.
     SECTION 5.12 Limitations on Duty of Collateral Trustee in Respect of Collateral.
          (a) Beyond the exercise of reasonable care in the custody of Collateral in its possession, the Collateral Trustee will have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to preservation of rights against prior parties or any other rights pertaining thereto and the Collateral Trustee will not be responsible for filing any financing or continuation statements or recording any documents or instruments in any public office at any time or times or otherwise perfecting or maintaining the perfection of any Liens on the Collateral. The Collateral Trustee will be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and the Collateral Trustee will not be liable or responsible for any loss or diminution in the value of any of the Collateral by reason of the act or omission of any carrier, forwarding agency or other agent or bailee selected by the Collateral Trustee in good faith and with due care.
          (b) The Collateral Trustee will not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Liens in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder, except to the extent such action or omission constitutes gross negligence or willful misconduct on the part of the Collateral Trustee, for the validity or sufficiency of the Collateral or any agreement or assignment contained therein, for the validity of the title of the Company or any other Grantor to the Collateral, for insuring the Collateral or for the payment of taxes, charges, assessments or Liens upon the Collateral or otherwise as to the maintenance of the Collateral. The Collateral Trustee hereby disclaims any representation or warranty to the present and future Secured Parties concerning the perfection of the Liens granted hereunder or in the value of any of the Collateral.
     SECTION 5.13 Assumption of Rights, Not Assumption of Duties. Notwithstanding anything to the contrary contained herein:
     (i) each of the parties thereto will remain liable under each of the Parity Lien Security Documents (other than this Agreement) to the extent set forth therein to perform all of their respective duties and obligations thereunder to the same extent as if this Agreement had not been executed;
     (ii) the exercise by the Collateral Trustee of any of its rights, remedies or powers hereunder will not release such parties from any of their respective duties or obligations under the other Parity Lien Security Documents; and
     (iii) the Collateral Trustee will not be obligated to perform any of the obligations or duties of any of the parties thereunder other than the Collateral Trustee.

     SECTION 5.14 No Liability for Clean Up of Hazardous Materials. In the event that the Collateral Trustee is required to acquire title to an asset for any reason, or take any managerial action of any kind in regard thereto, in order to carry out any fiduciary or trust obligation for the benefit of another, which in the Collateral Trustee’s sole discretion may cause the Collateral Trustee to be considered an “owner or operator” under any environmental laws or otherwise cause the Collateral Trustee to incur, or be exposed to, any environmental liability or any liability under any other federal, state or local law, the Collateral Trustee reserves the right, instead of taking such action, either to resign as Collateral Trustee or to arrange for the transfer of the title or control of the asset to a court appointed receiver. The Collateral Trustee will not be liable to any Person for any environmental liability or any environmental claims or contribution actions under any federal, state or local law, rule or regulation by reason of the Collateral Trustee’s actions and conduct as authorized, empowered and directed hereunder or relating to any kind of discharge or release or threatened discharge or release of any hazardous materials into the environment.
ARTICLE 6. RESIGNATION AND REMOVAL OF THE COLLATERAL TRUSTEE
     SECTION 6.1 Resignation or Removal of Collateral Trustee. Subject to the appointment of a successor Collateral Trustee as provided in Section 6.2 and the acceptance of such appointment by the successor Collateral Trustee:
          (a) the Collateral Trustee may resign at any time by giving not less than 45 days’ notice of resignation to each Parity Lien Representative and the Company, provided that such notice period may be waived by each Parity Lien Representative and the Company;
          (b) the Collateral Trustee may be removed at any time, with or without cause, by an Act of Required Debtholders; and
          (c) the Collateral Trustee shall be removed by the Company concurrently with the incurrence of any Series of Parity Lien Debt or Priority Lien Debt that results in non-compliance with the requirements set forth in Section 6.2(d) by giving notice to the Collateral Trustee and each Parity Lien Representative.
     SECTION 6.2 Appointment of Successor Collateral Trustee. Upon any such resignation or removal, a successor Collateral Trustee may be appointed by an Act of Required Debtholders, which must be a bank or trust company:
          (a) authorized to exercise corporate trust powers;
          (b) having a combined capital and surplus of at least $500,000,000;
          (c) maintaining an office in New York, New York; and
          (d) that is not (i) a Grantor or any of its Affiliates, (ii) the Person serving as Priority Lien Collateral Agent or (iii) a Person serving as Parity Lien Representative, unless such Person serves as Parity Lien Representative for each Series of Parity Lien Debt then outstanding.

     If no successor Collateral Trustee has been so appointed and accepted such appointment within 30 days after the predecessor Collateral Trustee gave notice of resignation or was removed, the retiring Collateral Trustee may (at the expense of the Company), at its option, appoint a successor Collateral Trustee, or petition a court of competent jurisdiction for appointment of a successor Collateral Trustee meeting the requirements set forth in the preceding paragraph.
     The Collateral Trustee will fulfill its obligations hereunder until a successor Collateral Trustee meeting the requirements of this Section 6.2 has accepted its appointment as Collateral Trustee and the provisions of Section 6.3 have been satisfied.
     SECTION 6.3 Succession. When the Person so appointed as successor Collateral Trustee accepts such appointment:
          (a) such Person will succeed to and become vested with all the rights, powers, privileges and duties of the predecessor Collateral Trustee, and the predecessor Collateral Trustee will be discharged from its duties and obligations hereunder; and
          (b) the predecessor Collateral Trustee will (at the expense of the Company) promptly transfer all Liens and collateral security and other property of the Trust Estate within its possession or control to the possession or control of the successor Collateral Trustee and will execute instruments and assignments as may be necessary or reasonably requested by the successor Collateral Trustee to transfer to the successor Collateral Trustee all Liens, interests, rights, powers and remedies of the predecessor Collateral Trustee in respect of the Parity Lien Security Documents or the Trust Estate.
Thereafter the predecessor Collateral Trustee will remain entitled to enforce the immunities granted to it in Article 5 and the provisions of Sections 7.9 and 7.10.
     SECTION 6.4 Merger, Conversion or Consolidation of Collateral Trustee. Any Person into which the Collateral Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Collateral Trustee shall be a party, or any Person succeeding to the business of the Collateral Trustee shall be the successor of the Collateral Trustee pursuant to Section 6.3, provided that (i) without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto, except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding, such Person satisfies the eligibility requirements specified in clauses (a) through (d) of Section 6.2 and (ii) prior to any such merger, conversion or consolidation, the Collateral Trustee shall have notified the Company and each Parity Lien Representative thereof in writing.
ARTICLE 7. MISCELLANEOUS PROVISIONS
     SECTION 7.1 Amendment.
          (a) No amendment or supplement to the provisions of this Agreement or any other Parity Lien Security Document will be effective without the approval of the Collateral Trustee acting as directed by an Act of Required Debtholders, except that any amendment or supplement that has the effect solely of (i) adding or maintaining Collateral, securing additional Parity Lien Debt or preserving, perfecting or establishing the priority of the Liens thereon or the rights of the Collateral Trustee therein, (ii) curing any ambiguity, defect or inconsistency; (iii) providing for the assumption of the Company’s or any other Grantor’s Obligations under any Parity Lien Security Document in the case of a merger or consolidation or sale of all or substantially all of the assets of the Company or such other Grantor, as applicable; or (iv) making any change that would provide any additional rights or benefits to the holders of Parity Lien Obligations or the Collateral Trustee or that does not adversely affect the legal rights under the Indenture or any other Parity Lien Document of any holder of Parity Lien Obligations or the Collateral Trustee, will, in each case, become effective when executed and delivered by the Company and any other applicable Grantor party thereto and the Collateral Trustee.
          (b) No amendment or supplement to the provisions of this Agreement or any other Parity Lien Security Document that:
          (i) reduces, impairs or adversely affects the right of any holder of Parity Lien Obligations:
          (A) to vote its outstanding Parity Lien Debt as to any matter described as subject to an Act of Required Debtholders or direction by the Required Debtholders,
          (B) to share in the order of application described in Section 3.4 in the proceeds of enforcement of or realization on any Collateral that has not been released in accordance with the provisions described in Section 4.1, or
          (C) to require that Liens securing Parity Lien Obligations be released only as set forth in the provisions described in Section 4.1, or
          (ii) amends the provisions of this clause (b) or the definition of “Act of Required Debtholders” or “Required Debtholders”.
will become effective without the consent of the requisite percentage or number of holders of each Series of Parity Lien Debt so affected under the applicable Parity Lien Documents.
          (c) No amendment or supplement to the provisions of this Agreement or any other Parity Lien Security Document that imposes any obligation upon the Collateral Trustee or any Parity Lien Representative or adversely affects the rights of the Collateral Trustee or any Parity Lien Representative, respectively in its individual capacity as such will become effective without the consent of the Collateral Trustee or such Parity Lien Representative, as applicable.
          (d) Any amendment or supplement to the provisions of this Agreement or any other Parity Lien Security Document that releases Collateral will be effective only if consent to such release is granted in accordance with the applicable Parity Lien Document for each Series of Parity Lien Debt that is required to consent to the release of the Collateral Trustee’s liens on such Collateral in Section 4.1. Any amendment or supplement that results in the Collateral Trustee’s Liens upon the Collateral no longer securing the Notes and all related Note Obligations under the Indenture may only be effected in accordance with Section 4.4.

          (e) The Company may direct the Collateral Trustee to amend, supplement, modify, restate, renew or replace an Intercreditor Agreement; provided that the changes made by such amendment, supplement, modification, restatement, renewal or replacement, taken together with all other changes (whenever and however made) from the form of the Intercreditor Agreement attached as Exhibit C, are not materially adverse to any holder of Parity Lien Obligations as so certified in an Officers’ Certificate.
          (f) The Collateral Trustee will not enter into any amendment or supplement to this Agreement or any other Parity Lien Security Document unless it has received an Officers’ Certificate to the effect that such amendment or supplement will not result in a breach of any provision or covenant contained in any of the Parity Lien Documents. Prior to executing any amendment or supplement pursuant to this Section 7.1, the Collateral Trustee will be entitled to receive an opinion of counsel of the Company (which may be provided by internal counsel to the Company), in form and substance reasonably satisfactory to the Collateral Trustee, to the effect that the execution of such document is authorized or permitted hereunder, and with respect to amendments adding Collateral, an opinion of counsel of the Company, in form and substance reasonably satisfactory to the Collateral Trustee, addressing customary perfection, and if such additional Collateral consists of equity interests of any Person, priority matters with respect to such additional Collateral (subject to customary qualifications and assumptions). Notwithstanding the foregoing, upon written direction from the Company following the incurrence of Priority Lien Debt at any time when the Intercreditor Agreement is in effect, the Collateral Trustee will execute any amendments and/or supplements to the Parity Lien Security Document necessary to effect the lien subordination contemplated by the Intercreditor Agreement.
     SECTION 7.2 Voting. In connection with any matter under this Agreement requiring a vote of holders of Parity Debt, each Series of Parity Lien Debt will cast its votes in accordance with the Parity Lien Documents governing such Series of Parity Lien Debt and as contemplated by the definition of Required Debtholders hereunder. Following and in accordance with the outcome of the applicable vote under its Parity Lien Documents, the Notes Trustee and each other applicable Parity Lien Representative of each Series of Parity Lien Debt will cast all of its votes as a block in respect of any vote under this Agreement. Any direction in writing delivered to the Collateral Trustee by or with the written consent of the Required Debtholders (a) shall set forth the aggregate amount of Parity Lien Obligations owed by the Grantors to the Secured Parties represented by the Notes Trustee and by each Parity Lien Representative under the applicable Parity Lien Documents, calculated as of the date of determination and in accordance with the definition of Majority Debtholders hereunder, and (b) shall be binding upon all of the Secured Parties, unless the matter which is the subject of the applicable vote requires, pursuant to the terms hereof, the consent of all holders of Parity Lien Obligations.
     SECTION 7.3 Further Assurances; Insurance.
     (a) The Company and each of the other Grantors will do or cause to be done all acts and things that may be required, or that the Collateral Trustee from time to time may reasonably request, to assure and confirm that the Collateral Trustee holds, for the benefit of the Secured Parties, duly created and enforceable and perfected Liens upon the Collateral, (including any property or assets that are acquired or otherwise become Collateral after the date hereof), in each case as contemplated by, and with the Lien priority required under, the Parity Lien Documents.
          (b) Upon the reasonable request of the Collateral Trustee, the Notes Trustee or any other Parity Lien Representative at any time and from time to time, the Company and each of the other Grantors will promptly execute, acknowledge and deliver such security documents, instruments, certificates, notices and other documents, and take such other actions as may be reasonably required, or that the Collateral Trustee may reasonably request, to create, perfect, protect, assure or enforce the Liens and benefits intended to be conferred, in each case as contemplated by the Parity Lien Documents for the benefit of the Secured Parties.
          (c) The Company and the other Grantors will maintain such other insurance as may be required by the Parity Lien Documents.
          (d) Upon the request of the Collateral Trustee, the Company and the other Grantors will furnish to the Collateral Trustee full information as to their property and liability insurance carriers.
          (e) Upon the request of the Collateral Trustee, the Company and the other Grantors will permit the Collateral Trustee or any of its agents or representatives, at reasonable times and intervals upon reasonable prior notice during regular business hours, to visit their offices and sites and inspect any of the Collateral and to discuss matters relating to the Collateral with their respective officers and independent public accountants. The Company and the other Grantors shall, at any reasonable time and from time to time upon reasonable prior notice during regular business hours, permit the Collateral Trustee or any of its agents or representatives to examine and make copies of and abstracts from the records and books of account of the Company and the other Grantors and their respective subsidiaries, all at the Company’s expense.
     SECTION 7.4 Successors and Assigns; Third Party Beneficiaries.
          (a) Except as provided in Section 5.2, the Collateral Trustee may not, in its capacity as such, delegate any of its duties or assign any of its rights hereunder, and any attempted delegation or assignment of any such duties or rights will be null and void. All obligations of the Collateral Trustee hereunder will inure to the sole and exclusive benefit of, and be enforceable by, each Parity Lien Representative and each present and future holder of Parity Lien Obligations, each of whom will be entitled to enforce this Agreement as a third-party beneficiary hereof, and all of their respective successors and assigns.
          (b) Neither the Company nor any other Grantor may delegate any of its duties or assign any of its rights hereunder, and any attempted delegation or assignment of any such duties or rights will be null and void. All obligations of the Company and the other Grantors hereunder will inure to the sole and exclusive benefit of, and be enforceable by, the Collateral Trustee, each Parity Lien Representative and each present and future holder of Parity Lien Obligations, each of whom will be entitled to enforce this Agreement as a third-party beneficiary hereof, and all of their respective successors and assigns.
     SECTION 7.5 Delay and Waiver. No failure to exercise, no course of dealing with respect to the exercise of, and no delay in exercising, any right, power or remedy arising under this Agreement or any of the other Parity Lien Security Documents will impair any such right, power or remedy or operate as a waiver thereof. No single or partial exercise of any such right, power or remedy will preclude any other or future exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.
     SECTION 7.6 Notices. Any communications, including notices and instructions, between the parties hereto or notices provided herein to be given may be given to the following addresses:

If to the Collateral Trustee:	Wilmington Trust FSB 246 Goose Lane, Suite 105 Guilford, CT 06437 Attention: Joseph P. O’Donnell, Vice President Facsimile: (203) 453-1183

If to the Company or any other Grantor:	c/o Viasystems, Inc. 101 S. Hanley Road, Ste. 400 St. Louis, MO 63105 Attention: Daniel J. Weber Facsimile: (314) 746-2205

If to the Notes Trustee:	Wilmington Trust FSB 246 Goose Lane, Suite 105 Guilford, CT 06437 Attention: Joseph P. O’Donnell, Vice President Facsimile: (203) 453-1183
and if to any other Parity Lien Representative, to its address as designated in the Collateral Trust Joinder to which it is a party, or such address as it may specify by written notice to the parties named above.
     All notices and communications will be faxed to the relevant fax number set forth above or mailed by first class mail, certified or registered, return receipt requested, or by overnight air courier guaranteeing next day delivery, to the relevant address set forth above.
     If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.
     SECTION 7.7 Notice Following Discharge of Parity Lien Obligations. Promptly following the Discharge of Parity Lien Obligations with respect to one or more Series of Parity Lien Debt, each Parity Lien Representative with respect to each applicable Series of Parity Lien Debt that is so discharged will provide written notice of such discharge to the Collateral Trustee and to each other Parity Lien Representative.

     SECTION 7.8 Entire Agreement. This Agreement states the complete agreement of the parties relating to the undertaking of the Collateral Trustee set forth herein and supersedes all oral negotiations and prior writings in respect of such undertaking.
     SECTION 7.9 Compensation; Expenses. The Company and the other Grantors jointly and severally agree to pay, promptly upon demand:
          (a) such compensation to the Collateral Trustee and its agents as the Company and the Collateral Trustee may agree in writing from time to time;
          (b) all reasonable and documented costs and expenses incurred by the Collateral Trustee and its agents in the preparation, execution, delivery, filing, recordation, administration or enforcement of this Agreement or any other Parity Lien Security Document or any consent, amendment, waiver or other modification relating hereto or thereto;
          (c) all reasonable and documented fees, expenses and disbursements of legal counsel and any auditors, accountants, consultants or appraisers or other professional advisors and agents engaged by the Collateral Trustee incurred in connection with the negotiation, preparation, closing, administration, performance or enforcement of this Agreement and the other Parity Lien Security Documents or any consent, amendment, waiver or other modification relating hereto or thereto and any other document or matter requested by the Company or any other Grantor;
          (d) all reasonable and documented costs and expenses incurred by the Collateral Trustee and its agents in creating, perfecting, preserving, releasing or enforcing the Collateral Trustee’s Liens on the Collateral, including filing and recording fees, expenses and taxes, stamp or documentary taxes, search fees and (if applicable) title insurance premiums;
          (e) all other reasonable and documented costs and expenses incurred by the Collateral Trustee and its agents in connection with the negotiation, preparation and execution of the Parity Lien Security Documents and any consents, amendments, waivers or other modifications thereto and the transactions contemplated thereby or the exercise of rights or performance of obligations by the Collateral Trustee thereunder; and
          (f) after the occurrence of any Parity Lien Debt Default, all reasonable and documented costs and expenses incurred by the Collateral Trustee, its agents and any Parity Lien Representative in connection with the preservation, collection, foreclosure or enforcement of the Collateral subject to the Parity Lien Security Documents or any interest, right, power or remedy of the Collateral Trustee or in connection with the collection or enforcement of any of the Parity Lien Obligations or the proof, protection, administration or resolution of any claim based upon the Parity Lien Obligations in any Insolvency or Liquidation Proceeding, including all fees and disbursements of attorneys, accountants, auditors, consultants, appraisers and other professionals engaged by the Collateral Trustee, its agents or the Parity Lien Representatives.
The agreements in this Section 7.9 will survive repayment of all other Parity Lien Obligations and the removal or resignation of the Collateral Trustee.

     SECTION 7.10 Indemnity.
          (a) The Company and the other Grantors jointly and severally agree to defend, indemnify, pay and hold harmless the Collateral Trustee, each Parity Lien Representative, each other Secured Party and each of their respective Affiliates and each and all of the directors, officers, partners, trustees, employees, attorneys and agents, and (in each case) their respective heirs, representatives, successors and assigns (each of the foregoing, an “Indemnitee”) from and against any and all Indemnified Liabilities; provided that no Indemnitee will be entitled to indemnification hereunder with respect to any Indemnified Liability to the extent such Indemnified Liability is found to have resulted from the gross negligence or willful misconduct of such Indemnitee.
          (b) All amounts due under this Section 7.10 will be payable within five Business Days of demand therefor.
          (c) To the extent that the undertakings to defend, indemnify, pay and hold harmless set forth in Section 7.10(a) may be unenforceable in whole or in part because they violate any law or public policy, the Company and each of the other Grantors will contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by Indemnitees or any of them.
          (d) Neither the Company nor any other Grantor will assert any claim against any Indemnitee, on any theory of liability, for any lost profits or special, indirect or consequential damages or (to the fullest extent a claim for punitive damages may lawfully be waived) any punitive damages arising out of, in connection with, or as a result of, this Agreement or any other Parity Lien Document or any agreement or instrument or transaction contemplated hereby or relating in any respect to any Indemnified Liability, and the Company and each of the other Grantors hereby forever waives, releases and agrees not to sue upon any claim for any such lost profits or special, indirect, consequential or (to the fullest extent lawful) punitive damages, whether or not accrued and whether or not known or suspected to exist in its favor.
          (e) The agreements in this Section 7.10 will survive repayment of all other Parity Lien Obligations and the removal or resignation of the Collateral Trustee.
     SECTION 7.11 Severability. If any provision of this Agreement is invalid, illegal or unenforceable in any respect or in any jurisdiction, the validity, legality and enforceability of such provision in all other respects and of all remaining provisions, and of such provision in all other jurisdictions, will not in any way be affected or impaired thereby.
     SECTION 7.12 Headings. Section headings herein have been inserted for convenience of reference only, are not to be considered a part of this Agreement and will in no way modify or restrict any of the terms or provisions hereof.
     SECTION 7.13 Obligations Secured. All obligations of the Company and the other Grantors set forth in or arising under this Agreement will be Parity Lien Obligations and are secured by all Liens granted by the Parity Lien Security Documents.

     SECTION 7.14 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATION LAW).
     SECTION 7.15 Consent to Jurisdiction. All judicial proceedings brought against any party hereto arising out of or relating to this Agreement or any of the other Parity Lien Security Documents may be brought in any state or federal court of competent jurisdiction in the State, County and City of New York. By executing and delivering this Agreement, the Company and each other Grantor, for itself and in connection with its properties, irrevocably:
          (a) accepts generally and unconditionally the nonexclusive jurisdiction and venue of such courts;
          (b) waives any defense of forum non conveniens;
          (c) agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to such party at its address provided in accordance with Section 7.6;
          (d) agrees that service as provided in clause (c) above is sufficient to confer personal jurisdiction over such party in any such proceeding in any such court and otherwise constitutes effective and binding service in every respect; and
          (e) agrees that each party hereto retains the right to serve process in any other manner permitted by law or to bring proceedings against any party in the courts of any other jurisdiction.
     SECTION 7.16 Waiver of Jury Trial. Each party to this Agreement waives its rights to a jury trial of any claim or cause of action based upon or arising under this Agreement or any of the other Parity Lien Security Documents or any dealings between them relating to the subject matter of this Agreement or the intents and purposes of the other Parity Lien Security Documents. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this Agreement and the other Parity Lien Security Documents, including contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each party to this Agreement acknowledges that this waiver is a material inducement to enter into a business relationship, that each party hereto has already relied on this waiver in entering into this Agreement, and that each party hereto will continue to rely on this waiver in its related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. This waiver is irrevocable, meaning that it may not be modified either orally or in writing (other than by a mutual written waiver specifically referring to this Section 7.16 and executed by each of the parties hereto), and this waiver will apply to any subsequent amendments, renewals, supplements or modifications of or to this Agreement or any of the other Parity Lien Security

Documents or to any other documents or agreements relating thereto. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.
     SECTION 7.17 Counterparts. This Agreement may be executed in any number of counterparts (including by facsimile or electronic transmission), each of which when so executed and delivered will be deemed an original, but all such counterparts together will constitute but one and the same instrument.
     SECTION 7.18 Effectiveness. This Agreement will become effective upon the execution of a counterpart hereof by each of the parties hereto on the date hereof and receipt by each party of written notification of such execution and written or telephonic authorization of delivery thereof.
     SECTION 7.19 Additional Grantors. The Company represents and warrants that each Person who is a Grantor on the date hereof has duly executed this Agreement. The Company will cause each subsidiary that hereafter becomes a Grantor or is required by any Parity Lien Document (each, an “Additional Grantor”) to become a party to this Agreement to become a party to this Agreement, for all purposes of this Agreement, by causing such subsidiary to execute and deliver to the Collateral Trustee a Collateral Trust Joinder, whereupon such subsidiary will be bound by the terms of this Agreement to the same extent as if it had executed and delivered this Agreement as of the date hereof. The Company shall promptly provide each Parity Lien Representative with a copy of each Collateral Trust Joinder executed and delivered pursuant to this Section 7.19; provided, however, that the failure to so deliver a copy of the Collateral Trust Joinder to any then existing Parity Lien Representative shall not affect the inclusion of such Person as a Grantor if the other requirements of this Section 7.19 are complied with.
     SECTION 7.20 Insolvency. This Agreement will be applicable both before and after the commencement of any Insolvency or Liquidation Proceeding by or against the Company or any other Grantor. The relative rights, as provided for in this Agreement, will continue after the commencement of any such Insolvency or Liquidation Proceeding on the same basis as prior to the date of the commencement of any such case, as provided in this Agreement.
     SECTION 7.21 Continuing Nature of this Agreement. This Agreement will be reinstated if at any time any payment or distribution in respect of any of the Priority Lien Obligations is rescinded or must otherwise be returned in an Insolvency or Liquidation Proceeding or otherwise by any holder of Priority Lien Obligations or Priority Lien Collateral Agent or any representative of any such party (whether by demand, settlement, litigation or otherwise). In the event that all or any part of a payment or distribution made with respect to the Priority Lien Obligations is recovered from any holder of Priority Lien Obligations or any Priority Lien Collateral Agent in an Insolvency or Liquidation Proceeding or otherwise, such payment or distribution received by any holder of Parity Lien Obligations or Parity Lien Representative with respect to the Parity Lien Obligations from the proceeds of any Collateral or any title insurance policy required by any real property mortgage at any time after the date of the payment or distribution that is so recovered, whether pursuant to a right of subrogation or otherwise, that Parity Lien Representative or that holder of a Parity Lien Obligation, as the case may be, will forthwith deliver the same to the Collateral Trustee, for the account of the holders of the Priority Lien Obligations, to be applied in accordance with the applicable provisions of the Intercreditor Agreement. Until so delivered, such proceeds will be held by that Parity Lien Representative or that holder of a Parity Lien Obligation, as the case may be, for the benefit of the holders of the Priority Lien Obligations.
     SECTION 7.22 Rights and Immunities of Parity Lien Representatives. The Notes Trustee will be entitled to all of the rights, protections, immunities and indemnities set forth in the Indenture, and any future Parity Lien Representative will be entitled to all of the rights, protections, immunities and indemnities set forth in the credit agreement, indenture or other agreement governing the applicable Parity Lien Debt with respect to which such Person is acting or will act as representative, in each case as if specifically set forth herein. In no event will the Notes Trustee or any other Parity Lien Representative be liable for any act or omission on the part of the Company or any other Grantor or the Collateral Trustee hereunder.
[Remainder of this Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers or representatives as of the day and year first above written.

VIASYSTEMS, INC.
By:	/s/ Daniel J. Weber
Name: Daniel J. Weber
Title: Vice President and General Counsel secretary

VIASYSTEMS INTERNATIONAL, INC.
By:	/s/ Daniel J. Weber
Name: Daniel J. Weber
Title: Vice President and General Counsel secretary

VIASYSTEMS TECHNOLOGIES CORP., L.L.C.
By:	/s/ Daniel J. Weber
Name: Daniel J. Weber
Title: Vice President and General Counsel secretary

Collateral Trust Agreement

WILMINGTON TRUST FSB, as Trustee under the Indenture
By:	/s/ Joseph P. O’Donnell
	Name:	Joseph P. O’Donnell
	Title:	Vice President

WILMINGTON TRUST FSB, as Collateral Trustee

By:	/s/ Joseph P. O’Donnell
	Name:	Joseph P. O’Donnell
	Title:	Vice President

Collateral Trust Agreement

EXHIBIT A
to Collateral Trust Agreement
FORM OF
COLLATERAL TRUST JOINDER — ADDITIONAL PARITY LIEN OBLIGATIONS
          Reference is made to the Collateral Trust Agreement, dated as of November 24, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Collateral Trust Agreement”), among Viasystems, Inc. a Delaware corporation, the other Grantors party thereto, Wilmington Trust FSB, as Notes Trustee, Wilmington Trust FSB, as Collateral Trustee, and each other Person party thereto from time to time. Terms defined in the Collateral Trust Agreement and not otherwise defined herein are as defined in the Collateral Trust Agreement.
          This Collateral Trust Joinder, dated as of           , 20___  (this “ Collateral Trust Joinder”), is being delivered pursuant to [OPTION 1: Section 3.8 of the Collateral Trust Agreement as a condition precedent to the incurrence of the Indebtedness for which the undersigned is acting as agent] [OPTION 2: the Collateral Trust Agreement as a condition precedent to the [[Banking Product][Hedging] Obligations described below] being entitled to the benefits of being Parity Lien Obligations under the Collateral Trust Agreement.
          1. Joinder. The undersigned,                     , a                , (the “New Representative”) as [trustee, administrative agent, counterparty, provider] under that certain [OPTION 1: [describe new Parity Lien Debt facility] (the “New Parity Lien Facility”)] [OPTION 2: [describe new Banking Product Obligations or Hedging Obligations] (the “New [Banking Product][Hedging] Obligations”)] hereby agrees to become party as [a Parity Lien Representative and] a Secured Party under the Collateral Trust Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms, conditions and provisions of the Collateral Trust Agreement as fully as if the undersigned had executed and delivered the Collateral Trust Agreement as of the date thereof.
          [2. Designation. The Company and the New Representative hereby designate the New [Banking Product][Hedging] Obligations described on Schedule 1 to be “Parity Lien Obligations” and hereby represent and warrant to the Collateral Trustee that such New [Banking Product][Hedging] Obligations satisfy all the requirements under the Collateral Trust Agreement and the other Parity Lien Documents to be so designated.]
          3. Lien Sharing and Priority Confirmation. The undersigned New Representative[, on behalf of itself and each holder of obligations in respect of the New Parity Lien Facility (together with the New Representative, the “New Secured Parties”),] hereby agrees, for the enforceable benefit of each existing and future Parity Lien Representative, each existing and future Collateral Trustee and each existing and future Secured Party, and as a condition to being treated as Parity Lien Obligations under the Collateral Trust Agreement that:
          (a) all Parity Lien Obligations will be and are secured equally and ratably by all Liens granted to the Collateral Trustee, for the benefit of the Secured Parties, which are at any time granted by any Grantor to secure any Parity Lien

Exhibit A-1

Obligations whether or not upon property otherwise constituting collateral for such [New Parity Lien Facility] [New [Banking Product][Hedging] Obligations], and that all Liens granted pursuant to the Parity Lien Security Documents will be enforceable by the Collateral Trustee for the benefit of all holders of Parity Lien Obligations equally and ratably as contemplated by the Collateral Trust Agreement;
          (b) the New Representative [and each other New Secured Party] is bound by the terms, conditions and provisions of the Collateral Trust Agreement, the Intercreditor Agreement (if applicable) and the Parity Lien Security Documents, including, without limitation, the provisions relating to the ranking of Liens and the order of application of proceeds from the enforcement of Liens; and
          (c) the New Representative shall perform its obligations under the Collateral Trust Agreement, the Intercreditor Agreement (if applicable) and the Parity Lien Security Documents.
          4. Appointment of Collateral Trustee. The New Representative[, on behalf of itself and the New Secured Parties,] hereby (a) irrevocably appoints Wilmington Trust FSB as Collateral Trustee for purposes of the Collateral Trust Agreement, the Intercreditor Agreement (if applicable) and the Parity Lien Security Documents, (b) irrevocably authorizes the Collateral Trustee to take such actions on its behalf and to exercise such powers as are delegated to the Collateral Trustee in the Collateral Trust Agreement, the Intercreditor Agreement (if applicable) and the Parity Lien Security Documents, together with such actions and powers as are reasonably incidental thereto, and authorizes the Collateral Trustee to execute any Parity Lien Security Document on behalf of all Secured Parties and to take such other actions to maintain and preserve the security interests granted pursuant to any Parity Lien Security Document, and (c) acknowledges that it has received and reviewed the Collateral Trust Agreement, the Intercreditor Agreement (if applicable) and the Parity Lien Security Documents and agrees to be bound by the terms thereof. The New Representative[, on behalf of the New Secured Parties,] and the Collateral Trustee, on behalf of the existing Secured Parties, each hereby acknowledges and agrees that the Collateral Trustee in its capacity as such shall be agent on behalf of the New Representative and on behalf of all other Secured Parties [(including the New Secured Parties)].
          5. Consent. The New Representative[, on behalf of itself and the New Secured Parties,] consents to and directs the Collateral Trustee to perform its obligations under the Collateral Trust Agreement, the Intercreditor Agreement (if applicable) and the Parity Lien Security Documents.
          [6. Authority as Agent. The New Representative represents, warrants and acknowledges that it has the authority to bind each of the New Secured Parties to the Collateral Trust Agreement and the Intercreditor Agreement (if applicable) and such New Secured Parties are hereby bound by the terms, conditions and provisions of the Collateral Trust Agreement and the Intercreditor Agreement (if applicable), including, without limitation, the provisions relating to the ranking of Liens and the order of application of proceeds from the enforcement of Liens.]
          [7. Parity Lien Representative. The Parity Lien Representative in respect of the New Parity Lien Facility is [insert name of New Representative]. The address of the Parity

Exhibit A-2

Lien Representative in respect of the New Parity Lien Facility for purposes of all notices and other communications hereunder and under the Collateral Trust Agreement and the Intercreditor Agreement (if applicable) is                ,                , Attention of                 (Facsimile No.                , electronic mail address:                ).]
          [8. Officers’ Certificate. Each of the Grantors hereby certifies that the Grantors have previously delivered the Officers’ Certificate contemplated by Section 3.8(b)(i) of the Collateral Trust Agreement and all other information, evidence and documentation required by Section 3.8 of the Collateral Trust Agreement, in each case in accordance with the terms of the Collateral Trust Agreement.]
          9. Reaffirmation of Security Interest. By acknowledging and agreeing to this Collateral Trust Joinder, each of the Grantors hereby (a) confirms and reaffirms the security interests pledged and granted pursuant to the Parity Lien Security Documents and grants a security interest in all of its right, title and interest in the Collateral (as defined in the applicable Parity Lien Security Documents), whether now owned or hereafter acquired to secure the Parity Lien Obligations, and agrees that such pledges and grants of security interests shall continue to be in full force and effect, (b) confirms and reaffirms all of its obligations under its guarantees pursuant to the applicable Parity Lien Documents and agrees that such guarantees shall continue to be in full force and effect, and (c) authorizes the filing of any financing statements describing the Collateral (as defined in the applicable Parity Lien Security Documents) in the same manner as described in the applicable Parity Lien Security Documents or in any other manner as the Collateral Trustee may determine is necessary, advisable or prudent to ensure the perfection of the security interests in the Collateral (as defined in the applicable Parity Lien Security Documents) granted to the Collateral Trustee hereunder or under the applicable Parity Lien Security Documents.
          10. Counterparts. This Collateral Trust Joinder may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.
          11. Governing Law. THIS COLLATERAL TRUST JOINDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
          12. Miscellaneous. The provisions of Article 7 of the Collateral Trust Agreement shall apply with like effect to this Collateral Trust Joinder.
[Signature Pages Follow]

Exhibit A-3

          IN WITNESS WHEREOF, the New Representative has caused this Collateral Trust Joinder to be duly executed by its authorized representative, and each Grantor party hereto have caused the same to be accepted by their respective authorized representatives, as of the day and year first above written.

[NEW REPRESENTATIVE]
By:
Name:
Title:

Exhibit A-4

Acknowledged and agreed: VIASYSTEMS, INC.
By:
Name:
Title:

VIASYSTEMS INTERNATIONAL, INC.
By:
Name:
Title:

VIASYSTEMS TECHNOLOGIES CORP., L.L.C.
By:
Name:
Title:

Exhibit A-5

          The Collateral Trustee acknowledges receipt of this Collateral Trust Joinder and agrees to act as Collateral Trustee with respect to the [New Parity Lien Facility] [New [Banking Product][Hedging] Obligations] in accordance with the terms of the Collateral Trust Agreement, the Intercreditor Agreement and the Parity Lien Security Documents.
Dated:                , 20__

WILMINGTON TRUST FSB, as Collateral Trustee
By:
Name:
Title:

Exhibit A-6

EXHIBIT B
to Collateral Trust Agreement
FORM OF
COLLATERAL TRUST JOINDER — ADDITIONAL GRANTOR
     Reference is made to the Collateral Trust Agreement, dated as of November 24, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Collateral Trust Agreement”), among Viasystems, Inc. a Delaware corporation, the other Grantors party thereto, Wilmington Trust FSB, as Notes Trustee, Wilmington Trust FSB, as Collateral Trustee, and each other Person party thereto from time to time. Terms defined in the Collateral Trust Agreement and not otherwise defined herein are as defined in the Collateral Trust Agreement.
          This Collateral Trust Joinder, dated as of                     , 20___(this “Collateral Trust Joinder”), is being delivered pursuant to Section 7.19 of the Collateral Trust Agreement.
     The undersigned,                     , a                      (the “Additional Grantor”) hereby agrees to become a party to the Collateral Trust Agreement as a Grantor thereunder, for all purposes thereof on the terms set forth therein, and to be bound by all of the terms and provisions of the Collateral Trust Agreement as fully as if the Additional Grantor had executed and delivered the Collateral Trust Agreement as of the date thereof.
          This Collateral Trust Joinder may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.
     This Collateral Trust Joinder shall be governed by, and construed in accordance with, the laws of the State of New York.
[Signature Pages Follow]

Exhibit B-1

          IN WITNESS WHEREOF, the Additional Grantor has caused this Collateral Trust Joinder to be duly executed by its authorized representative as of the day and year first above written.

[ADDITIONAL GRANTOR]
By:
Name:
Title:

Exhibit B-2

          The Collateral Trustee acknowledges receipt of this Collateral Trust Joinder and agrees to act as Collateral Trustee with respect to the Collateral pledged by the Additional Grantor, as of the day and year first above written.

WILMINGTON TRUST FSB, as Collateral Trustee
By:
Name:
Title:

Exhibit B-3

EXHIBIT C
to Collateral Trust Agreement
FORM OF INTERCREDITOR AGREEMENT
[Separately Attached]

Exhibit C-1

EXHIBIT C TO
COLLATERAL TRUST AGREEMENT
FORM OF INTERCREDITOR AGREEMENT
          This INTERCREDITOR AGREEMENT, dated as of [                    ], 20[___] (as amended, amended and restated, renewed, extended, supplemented or otherwise modified from time to time in accordance with the terms hereof, this “Agreement”), is entered into by and among Viasystems, Inc., a Delaware corporation (the “Company”), certain direct or indirect subsidiaries of the Company from time to time party hereto (together with the Company, the “Grantors”, and each, a “Grantor”), [                    ], in its capacity as collateral agent for the First Lien Claimholders (including its successors and assigns from time to time, the “First Lien Collateral Agent”), and Wilmington Trust FSB, in its capacity as collateral trustee (including its successors and assigns from time to time, the “Collateral Trustee”) for the Second Lien Claimholders. As described in more detail in Section 8.10 hereof, this Agreement is intended to be binding on all Claimholders, including the First Lien Collateral Agent and the Collateral Trustee. Capitalized terms used in this Agreement have the meanings assigned to them in Section 1 below.
RECITALS
          WHEREAS, the Company, the other Grantors, the lenders party thereto and the First Lien Collateral Agent have entered into a [Loan and Security Agreement] dated as of the date hereof providing for a [revolving credit facility] (as amended, restated, supplemented or modified from time to time in accordance with the terms hereof, the “First Lien Credit Agreement”);
          WHEREAS, the Company has issued prior to the date hereof (a) 12.00% senior secured notes due 2014 (together with any additional notes issued under the Indenture referred to below, the “Notes”) in an aggregate principal amount of $220.0 million pursuant to an Indenture, dated as of November 24, 2009 (as amended, amended and restated, supplemented or otherwise modified and in effect from time to time, the “Indenture”), among the Company, the other Grantors and Wilmington Trust FSB, as trustee (in such capacity and including its successors and assigns from time to time, the “Notes Trustee”);
          WHEREAS, the Company, the Grantors party thereto, the Notes Trustee and the Collateral Trustee have entered into a Collateral Trust Agreement dated as of November 24, 2009 (as amended, amended and restated, supplemented or otherwise modified and in effect from time to time, the “Collateral Trust Agreement”) which governs the relationship among the Second Lien Claimholders;
          WHEREAS, the Company may from time to time enter into other Series of Parity Lien Debt in accordance with, and subject to the terms of, the Collateral Trust Agreement;
          WHEREAS, the obligations of the Company and the other Grantors to (a) the First Lien Collateral Agent and the other First Lien Claimholders and (b) the Collateral Trustee and the other Second Lien Claimholders are each secured by Liens on certain of the assets of the Company and the other Grantors; and
          WHEREAS, as a condition to the closing of the First Lien Credit Agreement, each of the First Lien Collateral Agent, on behalf of the First Lien Claimholders, and the Collateral Trustee, on behalf of the Second Lien Claimholders, have agreed to the relative priority of their respective Liens on the Collateral and certain other rights, priorities and interests as set forth in this Agreement.
AGREEMENT
          In consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
          I. DEFINITIONS.
          1.1 Defined Terms. As used in the Agreement, the following terms shall have the following meanings:
          “Account” means all present and future “accounts” (as defined in Article 9 of the UCC).
          “Account Agreements” means any lockbox account agreement, pledged account agreement, blocked account agreement, securities account control agreement, or any similar deposit or securities account agreements among the Collateral Trustee and/or First Lien Collateral Agent and the Company and/or any other Grantor and the relevant financial institution depository or securities intermediary.
          “Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified. For purposes of this definition, a Person shall be deemed to “control” or be “controlled by” a Person if such Person possesses, directly or indirectly, power to direct or cause the direction of the management or policies of such Person whether through ownership of equity interests, by contract or otherwise.
          “Agreement” has the meaning assigned to such term in the preamble.
          “Banking Product Obligations” means, with respect to any Person, any obligations of such Person owed to any other Person in respect of treasury management services (including, without limitation, services in connection with operating, collections, payroll, trust, or other depository or disbursement accounts, including automated clearinghouse, e-payable, electronic funds transfer, wire transfer, controlled disbursement, overdraft, depositary, information reporting, lock-box and stop-payment services), commercial credit card and merchant card services, stored valued card services, other cash management services, or lock-box leases and other banking products or services related to any of the foregoing.

2

          “Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute.
          “Bankruptcy Law” means the Bankruptcy Code and any similar federal, state or foreign law for the relief of debtors.
          “Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.
          “Claimholders” means the First Lien Claimholders and the Second Lien Claimholders.
          “Collateral” means all of the assets and property of any Grantor, whether real, personal or mixed, constituting both First Lien Collateral and Second Lien Collateral.
          “Collateral Trust Agreement” has the meaning assigned to such term in the recitals.
          “Collateral Trustee” has the meaning assigned to such term in the preamble.
          “Company” has the meaning assigned to such term in the preamble.
          “Deposit Accounts” means all present and future “deposit accounts” (as defined in Article 9 of the UCC).
          “DIP Financing” has the meaning assigned to such term in Section 6.1(a).
          “DIP Financing Liens” has the meaning assigned to such term in Section 6.1(a).
          “DIP Lenders” has the meaning assigned to such term in Section 6.1(a).
          “Discharge of First Lien Obligations” means, except to the extent otherwise expressly provided in Section 5.5 and subject to Section 4.2(b):
          (a) termination or expiration of all commitments, if any, to extend credit that would constitute First Lien Debt;
          (b) payment in full in cash of the principal of and interest (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding whether or not such interest would be allowed or allowable in such Insolvency or Liquidation Proceeding) and premium, if any, on all First Lien Debt (other than any undrawn letters of credit);
          (c) discharge or cash collateralization (in an amount and manner reasonably satisfactory to the First Lien Collateral Agent, but in no event exceeding the lower of (i) 105% of the aggregate undrawn amount and (ii) the percentage of the aggregate undrawn amount required for release of Liens under the terms of the applicable First Lien Document) of all letters of credit issued under the First Lien Documents and constituting First Lien Debt; and

3

          (d) payment in full in cash of all other First Lien Obligations that are outstanding and unpaid at the time the Indebtedness constituting such First Lien Obligations is paid in full in cash (other than any obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities in respect of which no claim or demand for payment has been made at such time).
          “First Lien Cap Amount” means the greater of (a) $75,000,000 and (b) the maximum aggregate principal amount of Indebtedness permitted to be secured, pursuant to each then outstanding Second Lien Document, by Liens on assets of each Grantor that are senior in priority to the Liens securing Second Lien Obligations.
          “First Lien Claimholders” means, at any relevant time, the holders of First Lien Obligations at that time, including the First Lien Collateral Agent and any other agent or representative of holders under the First Lien Credit Agreement and each First Lien Refinancing Agreement.
          “First Lien Collateral” means all of the assets and property of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any First Lien Obligations.
          “First Lien Collateral Agent” has the meaning assigned to such term in the preamble.
          “First Lien Collateral Documents” means the [Collateral Documents] (as defined in each of the First Lien Credit Agreement and each First Lien Refinancing Agreement then in effect), the First Lien Mortgages and any other agreement, document or instrument pursuant to which a Lien is granted securing any Obligations under the First Lien Credit Agreement or any First Lien Refinancing Agreement or under which rights or remedies with respect to such Liens are governed.
          “First Lien Credit Agreement” has the meaning assigned to such term in the recitals.
          “First Lien Debt” means Indebtedness of any Grantor under the First Lien Documents.
          “First Lien Documents” means the First Lien Credit Agreement, each First Lien Refinancing Agreement, the First Lien Collateral Documents, the other [Credit Documents] (as defined in the First Lien Credit Agreement and each First Lien Refinancing Agreement) and any intercreditor or joinder agreement among holders of First Lien Obligations, each to the extent such are effective at the relevant time.
          “First Lien Lenders” means the [Lenders] (as defined in the First Lien Credit Agreement).
          “First Lien Mortgages” means a collective reference to each mortgage, deed of trust and other document or instrument under which a Lien on any real property owned or leased by any Grantor is granted to secure any First Lien Obligations or under which rights or remedies

4

with respect to any such Liens are governed (except for this Agreement and any intercreditor or joinder agreement among holders of First Lien Obligations).
          “First Lien Obligations” means First Lien Debt and all related Obligations, together with (a) Banking Product Obligations of any Grantor relating to services provided to any Grantor that are secured, or intended to be secured, on a pari passu basis with First Lien Debt pursuant to a Lien granted in favor of the First Lien Collateral Agent under the First Lien Credit Agreement or the First Lien Collateral Documents, and (b) Hedging Obligations (and any Guarantees of such Hedging Obligations) that by the terms of the First Lien Documents are secured, or intended to be secured, on a pari passu basis with First Lien Debt. Notwithstanding the foregoing, if the sum of: (i) Indebtedness for borrowed money constituting principal outstanding under the First Lien Credit Agreement, the First Lien Refinancing Agreements and the other First Lien Documents; plus (ii) the aggregate face amount of any letters of credit issued and outstanding but not reimbursed under the First Lien Credit Agreement or any First Lien Refinancing Agreements is in excess of the First Lien Cap Amount, then such excess amount and interest and reimbursement obligations with respect thereto shall be excluded from the First Lien Obligations.
          “First Lien Pledged Collateral” has the meaning assigned to such term in Section 5.4(a).
          “First Lien Refinancing Agreement” means any credit agreement, indenture or other document governing Indebtedness incurred to replace or refinance, in whole or in part, the First Lien Credit Agreement (or any other First Lien Refinancing Agreement), provided that (a) such refinancing was permitted pursuant to the terms of the Second Lien Documents (as in effect on the date hereof), (b) such Indebtedness is intended to be, or purports to be, secured by a Lien on assets of each Grantor that are senior in priority to Liens securing the Second Lien Obligations, and (c) an appointed representative for the holders of such Indebtedness (or the holder of such Indebtedness if held by only one Person) has delivered (i) in the case of a full refinancing, an Intercreditor Agreement Joinder and the notice required by Section 5.5(b) or (ii) in the case of a partial refinancing, documentation satisfactory to the First Lien Collateral Agent, including an Intercreditor Agreement Joinder, evidencing compliance with the terms of this Agreement, and the appointment of the First Lien Collateral Agent as agent for the holders of such Indebtedness for purposes of this Agreement.
          “Grantor Joinder” means an agreement substantially in the form of Exhibit A.
          “Grantor” and “Grantors” have the respective meanings assigned to such terms in the preamble, and shall include each Person that has or may from time to time hereafter execute and deliver a First Lien Collateral Document or a Second Lien Collateral Document as a “grantor” of a security interest (or the equivalent thereof) or as a “pledgor” (or the equivalent thereof).
          “Guarantee” means a guarantee other than by endorsement of negotiable instruments for collection in the ordinary course of business, direct or indirect, in any manner including, without limitation, by way of a pledge of assets or through letters of credit or reimbursement agreements in respect thereof, of all or any part of any Indebtedness (whether

5

arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services, to take or pay or to maintain financial statement conditions or otherwise).
          “Hedging Obligations” means, with respect to any specified Person, the Obligations of such Person under:
          (a) interest rate swap agreements (whether from fixed to floating or from floating to fixed), interest rate cap agreements and interest rate collar agreements;
          (b) other agreements or arrangements designed to manage interest rates or interest rate risk; and
          (c) other agreements or arrangements designed to protect such Person against fluctuations in currency exchange rates or commodity prices.
          “Indebtedness” means and includes all Obligations that constitute “Debt,” “Indebtedness”, “Obligations,” “Liabilities” or any similar term within the meaning of the First Lien Credit Agreement, any First Lien Refinancing Agreement, the Indenture or any other applicable Second Lien Document.
          “Indenture” has the meaning assigned to such term in the recitals.
          “Insolvency or Liquidation Proceeding” means:
          (a) any case commenced by or against the Company or any other Grantor under the Bankruptcy Code, or any similar federal or state law for the relief of debtors, any other proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of the Company or any other Grantor, any receivership or assignment for the benefit of creditors relating to the Company or any other Grantor or any similar case or proceeding relative to the Company or any other Grantor or its creditors, as such, in each case whether or not voluntary;
          (b) any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to the Company or any other Grantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency unless otherwise unless otherwise permitted by the First Lien Documents or the Second Lien Documents, as applicable;
          (c) any proceeding seeking the appointment of a trustee, receiver, liquidator, custodian or other insolvency official with respect to the Company or any other Grantor or any of their respective assets;
          (d) any other proceeding of any type or nature in which substantially all claims of creditors of the Company or any other Grantor are determined and any payment or distribution is or may be made on account of such claims; or
          (e) any analogous procedure or step in any jurisdiction.

6

          “Intercreditor Agreement Joinder” means an agreement substantially in the form of Exhibit B.
          “Lien” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement (but not a consignment in the ordinary course of business), any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction.
          “New Agent” has the meaning assigned to such term in Section 5.5(b).
          “Notes” has the meaning assigned to such term in the recitals.
          “Notes Trustee” has the meaning assigned to such term in the recitals.
          “Obligations” means all indebtedness, liabilities and other obligations of every nature of each Grantor from time to time owed to the First Lien Claimholders, the Second Lien Claimholders or any of them or their respective Affiliates, whether for principal, interest (including all interest accrued thereon after the commencement of any Insolvency or Liquidation Proceeding at the rate, including any applicable post-default rate, specified in the documentation governing any Indebtedness even if such interest is not enforceable, allowable or allowed as a claim in such proceeding) or payments for early termination of Hedging Obligations, fees, expenses, indemnification or otherwise and all Guarantees of any of the foregoing.
          “Officer” means, with respect to any Person, the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary, any Senior Vice President, any Vice President or any Assistant Vice President of such Person.
          “Officers’ Certificate” means a certificate with respect to compliance with a condition or covenant provided for in this Agreement, signed on behalf of the Company by two Officers of the Company, one of whom must be the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of the Company, including:
          (a) a statement that the Person making such certificate has read such covenant or condition and understands the provisions and the definitions relating thereto;
          (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate are based;
          (c) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been satisfied; and
          (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been satisfied.

7

          “Parity Lien Debt Default” has the meaning assigned to such term in the Collateral Trust Agreement.
          “Parity Lien Representative” has the meaning assigned to such term in the Collateral Trust Agreement.
          “Person” means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or other entity.
          “Recovery” has the meaning assigned to such term in Section 6.3.
          “Second Lien Claimholders” means, at any relevant time, the holders of Second Lien Obligations at that time, including the Collateral Trustee, the Notes Trustee and any other agent or representative of holders under each Second Lien Document.
          “Second Lien Collateral” means all of the assets and property of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any Second Lien Obligations.
          “Second Lien Collateral Documents” means the Parity Lien Security Documents (as defined in the Collateral Trust Agreement), the Second Lien Mortgages and any other agreement, document or instrument pursuant to which a Lien is granted securing any Second Lien Obligations or under which rights or remedies with respect to such Liens are governed.
          “Second Lien Documents” means the Indenture, the Notes, the Second Lien Collateral Documents, the Collateral Trust Agreement, and each of the other agreements, documents and instruments providing for or evidencing any other Second Lien Obligation, and any other document or instrument executed or delivered at any time in connection with any Second Lien Obligations, including any intercreditor or joinder agreement among holders of Second Lien Obligations, to the extent such are effective at the relevant time, as each may be amended, restated, supplemented, or modified, from time to time, in each case in accordance with the provisions of this Agreement.
          “Second Lien Mortgages” means a collective reference to each mortgage, deed of trust and other document or instrument under which a Lien on any real property owned or leased by any Grantor is granted to secure any Second Lien Obligations or under which rights or remedies with respect to any such Liens are governed (except for this Agreement and the Collateral Trust Agreement).
          “Second Lien Obligations” means all “Parity Lien Obligations” under and as defined in the Collateral Trust Agreement, including all interest accrued or accruing (or which would, absent commencement of an Insolvency or Liquidation Proceeding, accrue) after commencement of an Insolvency or Liquidation Proceeding in accordance with the rate specified in the relevant Second Lien Document whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding.

8

          “Second Lien Pledged Collateral” has the meaning assigned to such term in Section 5.4(a).
          “Securities Accounts” means all present and future “securities accounts” (as defined in Article 8 of the UCC), including all monies, “uncertificated securities,” and “securities entitlements” (as defined in Article 8 of the UCC) contained therein.
          “Series of Parity Lien Debt” has the meaning assigned to such term in the Collateral Trust Agreement.
          “UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York or when the context implies, the Uniform Commercial Code as in effect from time to time in any other applicable jurisdiction.
          1.2 Terms Generally. The definitions of terms in this Agreement shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise:
          (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented, modified, renewed or extended;
          (b) any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns;
          (c) the words “herein,” “hereof and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof;
          (d) references to “Sections,” “clauses,” “recitals” and the “preamble” will be to Sections, clauses, recitals and the preamble, respectively, of this Agreement unless otherwise specifically provided; references to “Exhibits” will be to Exhibits to this Agreement unless otherwise specifically provided; and
          (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.
          Notwithstanding anything to the contrary in this Agreement, any references contained herein to any section, clause, paragraph, definition or other provision of the Collateral Trust Agreement (including any definition contained therein) shall be deemed to be a reference to such section, clause, paragraph, definition or other provision as in effect on the date hereof; provided that any reference to any such section, clause, paragraph or other provision shall refer to such section, clause, paragraph or other provision of the Collateral Trust Agreement (including any definition contained therein) as amended or modified from time to time if such

9

amendment or modification has been (i) made in accordance with the Collateral Trust Agreement and (ii) approved in writing by the First Lien Collateral Agent.
          II. LIEN PRIORITIES.
          2.1 Relative Priorities. Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing the Second Lien Obligations granted on the Collateral or of any Liens securing the First Lien Obligations granted on the Collateral and notwithstanding any provision of the UCC, or any other applicable law or the Second Lien Documents or any defect or deficiencies in, or failure to perfect, or lapse in perfection of, or avoidance as a fraudulent conveyance or otherwise of, or the subordination (by equitable subordination or otherwise) of, the Liens securing the First Lien Obligations or any other circumstance whatsoever, the Collateral Trustee, on behalf of itself and the Second Lien Claimholders, hereby agrees that:
          (a) any Lien on the Collateral securing any First Lien Obligation now or hereafter held by or on behalf of the First Lien Collateral Agent or any First Lien Claimholder or any agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be senior in all respects and prior to any Lien on the Collateral securing any Second Lien Obligations; and
          (b) any Lien on the Collateral securing any Second Lien Obligations now or hereafter held by or on behalf of the Collateral Trustee, any Second Lien Claimholders or any agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Collateral securing any First Lien Obligations. All Liens on the Collateral securing any First Lien Obligations shall be and remain senior in all respects and prior to all Liens on the Collateral securing any Second Lien Obligations for all purposes, whether or not such Liens securing any First Lien Obligations are subordinated to any Lien securing any other obligation of the Company, any other Grantor or any other Person.
          2.2 Prohibition on Contesting Liens. Each of the First Lien Collateral Agent, for itself and on behalf of each First Lien Claimholder, and the Collateral Trustee, for itself and on behalf of each Second Lien Claimholder, agrees that it will not (and hereby waives any right to) contest or support, directly or indirectly, any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the perfection, priority, validity or enforceability of a Lien held by or on behalf of any of the First Lien Claimholders in all or any part of the First Lien Collateral or by or on behalf of any of the Second Lien Claimholders in all or any part of the Second Lien Collateral, as the case may be, or the provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair (a) the rights of the First Lien Collateral Agent or any First Lien Claimholder or the rights of the Collateral Trustee or any Second Lien Claimholder to enforce this Agreement, including the provisions of this Agreement relating to the priority of the Liens securing the Obligations as provided in Sections 2.1, 3.1 and 3.2 or (b) the rights of the Collateral Trustee, the Notes Trustee, any other Parity Lien Representative or any Second Lien Claimholder to enforce the Collateral Trust Agreement.

10

          2.3 No New Liens. So long as the Discharge of First Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, the parties hereto acknowledge and agree that neither the Company nor any other Grantor shall, nor shall it permit any of its subsidiaries to:
          (a) grant or permit any additional Liens on any asset or property to secure any Second Lien Obligation unless it has granted or concurrently grants a Lien on such asset or property to secure the First Lien Obligations; or
          (b) grant or permit any additional Liens on any asset or property to secure any First Lien Obligation unless it has granted or concurrently grants a Lien on such asset or property to secure the Second Lien Obligations.
          To the extent any additional Liens are granted on any asset or property pursuant to this Section 2.3, the priority of such additional Liens shall be determined in accordance with Section 2.1 (and with respect to priorities among the Second Lien Claimholders also in accordance with the terms of the Collateral Trust Agreement). In addition, to the extent that the foregoing provisions are not complied with for any reason, without limiting any other rights and remedies available hereunder, the First Lien Collateral Agent, for itself and on behalf of the First Lien Claimholders, and the Collateral Trustee, for itself and on behalf of the Second Lien Claimholders, each agrees that any amounts received by or distributed to any of them pursuant to or as a result of Liens granted in contravention of this Section 2.3 shall be subject to Section 4.2.
          2.4 Similar Liens. The parties hereto agree that it is their intention that the First Lien Collateral and the Second Lien Collateral be identical. In furtherance of the foregoing and of Section 8.8, the parties hereto agree, subject to the other provisions of this Agreement, upon request by the First Lien Collateral Agent or the Collateral Trustee, to cooperate in good faith (and to direct their counsel to cooperate in good faith) from time to time in order to determine the specific items included in the First Lien Collateral and the Second Lien Collateral and the steps taken to perfect their respective Liens thereon and the identity of the respective parties obligated under the First Lien Documents and the Second Lien Documents.
          III. ENFORCEMENT.
          3.1 Exercise of Remedies.
          (a) Until the Discharge of First Lien Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, the Collateral Trustee and the Second Lien Claimholders, will not commence any judicial or nonjudicial foreclosure proceeding with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to (whether by set-off, notification of account debtors or otherwise), or otherwise take any action to enforce its interest in or realize upon, or take any other action available to it in respect of, any Collateral under any Second Lien Collateral Document, applicable law or otherwise (it being agreed that only the First Lien Collateral Agent, acting in accordance with the applicable First Lien Documents, shall be

11

entitled to take any such actions or exercise any such remedies prior to the Discharge of First Lien Obligations).
          (b) Until the Discharge of First Lien Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, the First Lien Collateral Agent and the First Lien Claimholders shall have the exclusive right to enforce rights, exercise remedies (including set-off, recoupment and the right to credit bid their debt) and, subject to Section 5.1, in connection therewith make determinations regarding the release, disposition, or restrictions with respect to the Collateral without any consultation with or the consent of the Collateral Trustee or any other Second Lien Claimholder; provided, however, that the Lien securing the Second Lien Obligations shall remain on the proceeds of such Collateral released or disposed of, subject to the relative priorities described in Section 2. In exercising rights and remedies with respect to the Collateral, the First Lien Collateral Agent and the First Lien Claimholders may enforce the provisions of the First Lien Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in their reasonable discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of the Collateral upon foreclosure, to incur reasonable expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the UCC and of a secured creditor under the Bankruptcy Laws of any applicable jurisdiction.
          (c) Notwithstanding the foregoing, the Collateral Trustee and any Second Lien Claimholder (unless, as among the Second Lien Claimholders, the Collateral Trust Agreement provides to the contrary) may:
          (i) file a claim or statement of interest with respect to the Second Lien Obligations; provided that an Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor;
          (ii) take any action in order to create, perfect, preserve or protect (but not enforce) its Lien on any of the Collateral;
          (iii) file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the Second Lien Claimholders, including any claims secured by the Collateral, if any, or otherwise make any agreements or file any motions or objections pertaining to the claims of the Second Lien Claimholders, in each case in accordance with the terms of this Agreement;
          (iv) file any pleadings, objections, motions or agreements which assert rights or interests that are available to unsecured creditors of the Grantors including, without limitation, the commencement of an Insolvency or Liquidation Proceeding against the Company or any other Grantor, in each case, in accordance with applicable law and in a manner not inconsistent with the terms of this Agreement; and
          (v) vote on any plan of reorganization, file any proof of claim, make other filings and make any arguments and motions that are, in each case, in accordance

12

with the terms of this Agreement, with respect to the Second Lien Obligations and the Collateral.
          The Collateral Trustee, on behalf of itself and the other Second Lien Claimholders, agrees that it will not take or receive any Collateral or any proceeds thereof in connection with the exercise of any right or remedy (including set-off and recoupment) with respect to any Collateral in its capacity as a creditor in violation of this Agreement.
          (d) Notwithstanding anything to the contrary contained in this Agreement (including, without limitation, Sections 3.1 (c) and 6.2), the Collateral Trustee and each other Second Lien Claimholder agrees that, until the Discharge of First Lien Obligations:
          (i) it will not take or cause to be taken any action the purpose or effect of which is, or could be, to make any Lien in favor of the Second Lien Claimholders pari passu with, or to give any Second Lien Claimholder any preference or priority relative to, any Lien in favor of the First Lien Claimholders with respect to the Collateral or any part thereof;
          (ii) it will not challenge or question the validity or enforceability of any First Lien Obligation or any First Lien Document, or the validity, attachment, perfection or priority of any Lien in favor, or for the benefit, of the First Lien Claimholders, or the validity or enforceability of the priorities, rights or duties established by or other provisions of this Agreement or the exercise of any rights or remedies by the First Lien Collateral Agent, or any forbearance by the First Lien Collateral Agent;
          (iii) it will not take or cause to be taken any action the purpose or intent of which is, or could be, to interfere, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any sale, transfer or other disposition of, or other exercise of rights or remedies with respect to, the Collateral by the First Lien Collateral Agent or any Other First Lien Claimholder;
          (iv) it shall have no right to (A) direct the First Lien Collateral Agent or any other First Lien Claimholder to exercise any right, remedy or power with respect to the Collateral or (B) consent to the exercise by the First Lien Collateral Agent or any other First Lien Claimholder of any right, remedy or power with respect to the Collateral;
          (v) it will not institute any suit or assert in any suit or Insolvency or Liquidation Proceeding any claim against the First Lien Collateral Agent or any other First Lien Claimholder seeking damages from or other relief by way of specific performance, instructions or otherwise with respect to, and neither the First Lien Collateral Agent nor any other First Lien Claimholder shall be liable for, any action taken or omitted to be taken by such First Lien Collateral Agent or other First Lien Claimholder with respect to any Collateral;
          (vi) it will not seek, and hereby waives any right, to have any Collateral or any part thereof marshaled;

13

          (vii) it will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement; and
          (viii) it will not object to the manner in which the First Lien Collateral Agent or any holder of First Lien Obligations may seek to enforce or collect the First Lien Obligations or the Liens securing the First Lien Obligations, regardless of whether any action or failure to act by or on behalf of the First Lien Collateral Agent or any holder First Lien Obligations is adverse to the interests of the holders of Second Lien Obligations, unless such manner of enforcement or collection is prohibited by the terms of this Agreement.
          (e) Notwithstanding anything to the contrary contained in this Agreement, the Collateral Trustee and the other Second Lien Claimholders may exercise rights and remedies as unsecured creditors against the Company or any other Grantor in accordance with the terms of the Second Lien Documents and applicable law, but in each case in a manner not inconsistent with the terms of this Agreement; provided, however, that in the event that the Collateral Trustee or any other Second Lien Claimholder becomes a judgment Lien creditor in respect of Collateral, such judgment Lien shall be subject to the terms of this Agreement for all purposes (including in relation to the First Lien Obligations) as the other Liens securing the Second Lien Obligations are subject to this Agreement.
          (f) Nothing in this Agreement shall prohibit the receipt by the Collateral Trustee or any other Second Lien Claimholder of the required payments of interest, principal and other amounts owed in respect of the Second Lien Obligations, so long as such receipt is not the direct or indirect result of the exercise by the Collateral Trustee or such other Second Lien Claimholder of rights or remedies as a secured creditor in respect of the Collateral (including setoff, notification of account debtors, recoupment and any judgment lien resulting from the exercise of rights and remedies available to an unsecured creditor) or enforcement in contravention of this Agreement of any Lien held by any of them. Nothing in this Agreement shall be construed to impair or otherwise adversely affect any rights or remedies the First Lien Collateral Agent or the First Lien Claimholders may have against the Grantors under the First Lien Documents.
          IV. PAYMENTS.
          4.1 Application of Proceeds. So long as the Discharge of First Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, all Collateral or proceeds thereof received in connection with any insurance policy or condemnation award, or any Insolvency or Liquidation Proceeding, or any sale or other disposition of, or collection on, such Collateral upon the exercise of remedies by the First Lien Collateral Agent or the First Lien Claimholders, shall be applied by the First Lien Collateral Agent to the First Lien Obligations in such order as specified in the relevant First Lien Documents. Upon the Discharge of First Lien Obligations, the First Lien Collateral Agent shall deliver to the Collateral Trustee any Collateral and proceeds of Collateral (other than cash collateral pledged to secure liabilities relating to letters of credit in accordance with clause (c) of the definition of Discharge of First Lien Obligations) held by it in

14

the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct to be applied by the Collateral Trustee or any applicable Parity Lien Representative in such order as specified in the Collateral Trust Agreement and/or the other relevant Second Lien Documents.
          4.2 Payments Over in Violation of Agreement.
          (a) Unless and until the Discharge of First Lien Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, the Collateral Trustee and each other Second Lien Claimholder hereby agrees that if it shall obtain possession or control of any Collateral or shall realize or receive any proceeds or payment in respect of any Collateral, whether pursuant to any Second Lien Collateral Document, by the exercise of any rights available to it under applicable law, in connection with any Insolvency or Liquidation Proceeding, through any other exercise of remedies, in connection with any insurance or condemnation award, or in contravention of this Agreement, then it shall hold such Collateral, proceeds or payment in trust for the First Lien Collateral Agent and transfer such Collateral, proceeds or payment, as the case may be, to the First Lien Collateral Agent reasonably promptly. This authorization is coupled with an interest and is irrevocable until the Discharge of First Lien Obligations has occurred.
          (b) Each Second Lien Claimholder agrees that if, at any time, it obtains actual knowledge or receives notice that all or any portion of any payment with respect to any First Lien Obligations previously made shall be rescinded for any reason whatsoever, such Second Lien Claimholder shall promptly pay over to the First Lien Collateral Agent any payment received by it in respect of any Collateral securing such First Lien Obligations and shall promptly turn any Collateral then held by it or under its control over to the First Lien Collateral Agent, and the provisions set forth in this Agreement shall be reinstated as if such payment had not been made, until the Discharge of First Lien Obligations has occurred. All Liens in favor of the Second Lien Claimholders will remain attached to and enforceable against all proceeds so held or remitted. Anything contained herein to the contrary notwithstanding, this Section 4.2(b) shall not apply to any proceeds of Collateral realized in a transaction not prohibited by the First Lien Documents or this Agreement and as to which the possession or receipt thereof by the Collateral Trustee or any other Second Lien Claimholder is otherwise permitted by the First Lien Documents and this Agreement.
          4.3 Application of Payments. Subject to the other terms of (a) this Agreement, all payments received by the First Lien Collateral Agent or the First Lien Claimholders may be applied, reversed and reapplied, in whole or in part, to the First Lien Obligations to the extent provided for in the applicable First Lien Documents; and (b) this Agreement and the Collateral Trust Agreement, all payments received by the Collateral Trustee and any other Second Lien Claimholders may be applied, reversed and reapplied, in whole or in part, to the Second Lien Obligations to the extent provided for in the Collateral Trust Agreement and/or the other applicable Second Lien Documents.

15

          V. OTHER AGREEMENTS.
          5.1 Releases.
          (a) The Collateral Trustee and each other Second Lien Claimholder agrees that:
          (i) in the event the First Lien Collateral Agent or the First Lien Claimholders release their Lien on any Collateral (other than a release in connection with a sale, transfer or other disposition of Collateral, which shall be governed by clause (a)(ii) below), the Lien in favor, or for the benefit, of the Second Lien Claimholders on such Collateral shall terminate and be released automatically and without further action unless, at the time of such release by the First Lien Collateral Agent or the First Lien Claimholders, a Parity Lien Debt Default shall then have occurred and be continuing (provided that such Lien that would have otherwise been released and terminated pursuant to this clause (a)(i) in the absence of such a Parity Lien Debt Default shall terminate and be released automatically and without further action when such Parity Lien Debt Default (and all other Parity Lien Debt Defaults) shall cease to exist); and
          (ii) in the event of a sale, transfer or other disposition of any Collateral (regardless of whether or not any Parity Lien Debt Default has occurred and is continuing at the time of such sale, transfer or other disposition), the Lien in favor, or for the benefit, of the Second Lien Claimholders shall terminate and be released automatically and without further action if the applicable Liens in favor of the First Lien Claimholders on such Collateral are released and if such sale, transfer or other disposition either (A) is then not prohibited by the Second Lien Documents (as in effect on the date hereof) or (B) occurs in connection with the foreclosure upon or other exercise of rights and remedies with respect to such Collateral or in connection with any Insolvency or Liquidation Proceeding; provided that such Lien shall remain in place with respect to any proceeds of a sale, transfer or other disposition under this clause (a)(ii) that remain after the Discharge of First Lien Obligations.
          (b) Notwithstanding the foregoing, in the event of release of Liens of the First Lien Collateral Agent or the First Lien Claimholders on all or substantially all of the Collateral (other than when such release occurs in connection with the First Lien Collateral Agent’s or the First Lien Claimholders’ foreclosure upon, or other exercise of remedies with respect to, such Collateral, or in connection with a sale or other disposition pursuant to Section 363 or any other provision of the Bankruptcy Code (so long as the Liens securing the Second Lien Obligations shall attach to the proceeds of such sale)), no release of the Lien in favor of the Second Lien Claimholders on such Collateral under this Section 5.1 shall be made unless (i) consent to the release of such Liens has been given by the requisite percentage or number of the Second Lien Claimholders as provided for in the applicable Second Lien Documents and (ii) the Company has delivered an Officers’ Certificate to the First Lien Collateral Agent and the Collateral Trustee certifying that all such consents have been obtained.
          (c) Until the Discharge of First Lien Obligations shall occur, the Collateral Trustee, for itself and on behalf of the Second Lien Claimholders, hereby irrevocably constitutes

16

and appoints the First Lien Collateral Agent and any of its officers or agents, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Collateral Trustee or such Second Lien Claimholder, whether in the First Lien Collateral Agent’s name or, at the option of the First Lien Collateral Agent, in the Collateral Trustee’s or such Second Lien Claimholder’s own name, from time to time in the First Lien Collateral Agent’s discretion, for the purpose of carrying out the terms of this Section 5.1, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary to accomplish the purposes of this Section 5.1, including any endorsements or other instruments of transfer or release.
          (d) Until the Discharge of First Lien Obligations occurs, to the extent that the First Lien Collateral Agent or the First Lien Claimholders (i) have released any Lien on Collateral or any Grantor from its obligation under its guaranty and any such Liens or guaranty are later reinstated or (ii) obtain any new liens or additional guarantees from any Grantor, then the Collateral Trustee, for itself and for the Second Lien Claimholders, shall be granted a Lien on any such Collateral, subject to the lien subordination provisions of this Agreement, and an additional guaranty, as the case may be.
          5.2 Insurance.
          (a) Unless and until the Discharge of First Lien Obligations has occurred, the First Lien Collateral Agent and the First Lien Claimholders shall have the sole and exclusive right, subject at all times, however, to the rights (if any) of the Grantors under the First Lien Loan Documents, to settle or adjust any insurance policy or claim covering or constituting Collateral and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting the Collateral. Unless and until the Discharge of First Lien Obligations has occurred, and subject to the rights of the Grantors under the First Lien Loan Documents, all proceeds of any such policy and any such award (or any payments with respect to a deed in lieu of condemnation) if in respect to the Collateral shall be paid to the First Lien Collateral Agent for the benefit of the First Lien Claimholders pursuant to the terms of the First Lien Loan Documents (including for purposes of cash collateralization of letters of credit) and thereafter, following the Discharge of First Lien Obligations, and subject at all times, however, to the rights (if any) of the Grantors under the Second Lien Documents, to the Collateral Trustee for the benefit of the Second Lien Claimholders to the extent required under the Second Lien Documents and then, if no Second Lien Obligations are outstanding, to the owner of the subject property, such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct. Until the Discharge of First Lien Obligations has occurred, if the Collateral Trustee or any Second Lien Claimholders shall, at any time, receive any proceeds of any such insurance policy or any such award or payment in contravention of this Agreement, it shall segregate and hold in trust and forthwith pay such proceeds over to the First Lien Collateral Agent in accordance with the terms of Section 4.2.
          (b) The First Lien Collateral Agent and the Collateral Trustee shall each be entitled to receive a lender’s loss payable endorsement naming such party as additional insured or loss payee, as their interests may appear, with respect to policies which insure Collateral hereunder.

17

          5.3 Amendments to First Lien Documents and Second Lien Documents; Refinancing; Legending Provisions.
          (a) The First Lien Documents and the Second Lien Documents may be amended, restated, supplemented or otherwise modified in accordance with the terms of the First Lien Documents and the Second Lien Documents, respectively, without affecting the Lien subordination or other provisions of this Agreement. The First Lien Obligations may be refinanced without notice to, or the consent (except to the extent a consent is required to permit the refinancing transaction under any Second Lien Document (as in effect on the date hereof)) of the Collateral Trustee or any other Second Lien Claimholders without affecting the Lien subordination or other provisions of this Agreement; provided, however, that such refinancing debt is incurred under a First Lien Refinancing Agreement, and notice of any such refinancing is promptly delivered to the Collateral Trustee. The Second Lien Obligations may be refinanced without notice to, or the consent (except to the extent a consent is required to permit the refinancing transaction under any First Lien Document (as in effect on the date hereof)) of the First Lien Collateral Agent or any other First Lien Claimholders without affecting the Lien subordination or other provisions of this Agreement; provided, however, that such refinancing debt constitutes Second Lien Obligations, and notice of any such refinancing is promptly delivered to the First Lien Collateral Agent. Any such refinancing debt shall not be permitted to constitute both First Lien Obligations and Second Lien Obligations.
          (b) The Company agrees that each Second Lien Collateral Document shall include (or shall be amended to include) the following language (or language to similar effect approved by both the Collateral Trustee and the First Lien Collateral Agent):
“Notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Trustee pursuant to this Agreement and the exercise of any right or remedy by the Collateral Trustee hereunder are subject to the provisions of the Intercreditor Agreement, dated as of [           ], 20[     ] (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among Viasystems, Inc., a Delaware corporation, certain direct or indirect subsidiaries of Viasystems, Inc. from time to time party thereto, [_____], as First Lien Collateral Agent (as defined therein), the Collateral Trustee and certain other persons which may be or become parties thereto or become bound thereto from time to time. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.”
In addition, the Company agrees that each Second Lien Mortgage covering any Collateral shall contain such other language as the First Lien Collateral Agent may reasonably request to reflect the subordination of such Second Lien Mortgage to the First Lien Mortgage covering such Collateral.
          (c) In connection with amendments, restatements, supplements, modifications and refinancings permitted by Section 5.3(a), the First Lien Collateral Agent or the Collateral Trustee, as applicable, shall upon request of the other party provide copies of all such modifications or amendments and copies of all other relevant documentation to the other Person.

18

          5.4 Gratuitous Bailee for Perfection.
          (a) The First Lien Collateral Agent (without any representation, warranty or recourse) agrees to hold that part of the Collateral that is in its possession or control (or in the possession or control of its agents or bailees) to the extent that possession or control thereof is taken to perfect a Lien thereon under the UCC (such Collateral being the “First Lien Pledged Collateral) as gratuitous bailee for the Collateral Trustee and the Second Lien Claimholders (such bailment being intended, among other things, to satisfy the requirements of Sections 8-106(d)(3), 8-301(a)(2) and 9-313(c) of the UCC), solely for the purpose of perfecting the security interest granted under the Second Lien Collateral Documents, subject to the terms and conditions of this Section 5.4. The Collateral Trustee (without any representation, warranty or recourse) agrees to hold that part of the Collateral that is in its possession or control (or in the possession or control of its agents or bailees) to the extent that possession or control thereof is taken to perfect a Lien thereon under the UCC (such Collateral being the “Second Lien Pledged Collateral”) as gratuitous bailee for the First Lien Collateral Agent and the First Lien Claimholders (such bailment being intended, among other things, to satisfy the requirements of Sections 8-106(d)(3), 8-301(a)(2) and 9-313(c) of the UCC), solely for the purpose of perfecting the security interest granted under the First Lien Collateral Documents, subject to the terms and conditions of this Section 5.4. Solely with respect to any Deposit Accounts under the control (within the meaning of Section 9-104 of the UCC) of the First Lien Collateral Agent or the Collateral Trustee, each of the First Lien Collateral Agent and the Collateral Trustee (without any representation, warranty or recourse) agrees to also hold control over such Deposit Accounts as gratuitous agent for the Collateral Trustee or the First Lien Collateral Agent, as applicable, subject to the terms and conditions of this Section 5.4.
          (b) The First Lien Collateral Agent and the Collateral Trustee shall have no obligation whatsoever to the First Lien Claimholders or the Second Lien Claimholders to ensure that the First Lien Pledged Collateral or the Second Lien Pledged Collateral, as applicable, is genuine or owned by any of the Grantors or to preserve rights or benefits of any Person except as expressly set forth in this Section 5.4 and under the First Lien Documents or the Second Lien Documents, as applicable. The duties or responsibilities of the First Lien Collateral Agent and the Collateral Trustee under this Section 5.4 shall be limited solely to holding the First Lien Pledged Collateral and the Second Lien Pledged Collateral, respectively, as bailee (and with respect to Deposit Accounts, agent) in accordance with this Section 5.4 and, in the case of the First Lien Collateral Agent, delivering the First Lien Pledged Collateral upon a Discharge of First Lien Obligations as provided in paragraph (d) below.
          (c) The First Lien Collateral Agent and the Collateral Trustee shall not have, by reason of the First Lien Collateral Documents, the Second Lien Collateral Documents, this Agreement, the Collateral Trust Agreement or any other document, a fiduciary relationship in respect of any First Lien Claimholder, the First Lien Collateral Agent, the Collateral Trustee, any Parity Lien Representative or any Second Lien Claimholder in connection with its role under this Section 5.4 as gratuitous bailee and gratuitous agent with respect to the Collateral.
          (d) Upon the Discharge of First Lien Obligations, the First Lien Collateral Agent shall deliver the remaining First Lien Pledged Collateral (other than cash collateral pledged to secure liabilities relating to letters of credit in accordance with clause (c) of the

19

definition of Discharge of First Lien Obligations) in its possession (if any) together with any necessary endorsements, first, to the Collateral Trustee to the extent Second Lien Obligations remain outstanding or such other Person as may lawfully be entitled thereto, and second, to the Company to the extent no First Lien Obligations or Second Lien Obligations remain outstanding or such other Person as may lawfully be entitled thereto.
          (e) Subject to the terms of this Agreement, so long as the Discharge of First Lien Obligations has not occurred, the First Lien Collateral Agent shall be entitled to deal with the First Lien Pledged Collateral in accordance with the terms of the First Lien Documents as if the Liens of the Collateral Trustee in such Collateral did not exist.
          5.5 When Discharge of First Lien Obligations Deemed to Not Have Occurred: Refinancing of First Lien Obligations.
          (a) If, concurrently with the Discharge of First Lien Obligations, any Grantor (i) enters into any First Lien Refinancing Agreement the Indebtedness under which is permitted by the Second Lien Documents (as in effect on the date hereof) and (ii) delivers to the Collateral Trustee a notice and an Intercreditor Agreement Joinder in accordance with Section 5.5(b), then such Discharge of First Lien Obligations shall be deemed not to have occurred for all purposes of this Agreement and the obligations under such First Lien Refinancing Agreement shall automatically be treated as First Lien Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, and the Liens on Collateral securing such First Lien Obligations shall have the benefit of all of the terms set forth herein.
          (b) Upon the Collateral Trustee’s receipt of a notice, together with an Intercreditor Agreement Joinder, from the New Agent and the applicable Grantor (which such Grantor agrees to execute promptly upon the request of the New Agent) stating that such Grantor has entered into a First Lien Refinancing Agreement concurrently with the Discharge of First Lien Obligations pursuant to Section 5.5(a), (which notice shall include a complete copy of the relevant new First Lien Documents and provide the identity of the new agent for the holders of Indebtedness under such First Lien Refinancing Agreement with regard to security and Collateral, such agent, the “New Agent”), such New Agent shall automatically be treated as the First Lien Collateral Agent for all purposes of this Agreement. The Collateral Trustee and the Grantors shall promptly enter into such documents and agreements (including amendments or supplements to this Agreement) as the New Agent shall reasonably request to provide the New Agent the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement, and the First Lien Collateral Agent or the Collateral Trustee, as applicable, shall deliver, to the extent contemplated by this Agreement, to the New Agent any First Lien Pledged Collateral or the Second Lien Pledged Collateral, as applicable, held by it together with any necessary endorsements (or otherwise allow the New Agent to obtain control of such First Lien Pledged Collateral or Second Lien Pledged Collateral, as applicable). The New Agent shall agree pursuant to the Intercreditor Agreement Joinder addressed to the Collateral Trustee and the Second Lien Claimholders to be bound by the terms of this Agreement. If the new First Lien Obligations under the new First Lien Documents are secured by assets of the Grantors constituting Collateral that do not also secure the Second Lien Obligations, then the Second Lien Obligations shall automatically be secured at such time by a second

20

priority Lien on such assets to the same extent provided in the Second Lien Collateral Documents and this Agreement.
     5.6 Successor Agents. If any successor First Lien Collateral Agent or successor Collateral Trustee is elected or appointed pursuant to the terms of the First Lien Documents or the Second Lien Documents, as applicable, then such successor First Lien Collateral Agent or successor Collateral Trustee, as applicable, shall automatically be treated as the First Lien Collateral Agent or Collateral Trustee, as applicable, for all purposes of this Agreement. The successor First Lien Collateral Agent or successor Collateral Trustee, as applicable, shall enter into such documents and agreements (including amendments or supplements to this Agreement) as the Company, the existing First Lien Collateral Agent or the existing Collateral Trustee, as applicable, shall reasonably request in order to provide to the successor First Lien Collateral Agent or successor Collateral Trustee, as applicable, the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement. The successor First Lien Collateral Agent or successor Collateral Trustee, as applicable, shall agree pursuant to the Intercreditor Agreement Joinder addressed to the existing First Lien Collateral Agent (and the First Lien Claimholders) or existing Collateral Trustee (and the Second Lien Claimholders), as applicable, to be bound by the terms of this Agreement.
     5.7 No Obligations of First Lien Claimholders.
     (a) Each Second Lien Claimholder acknowledges and agrees that neither the First Lien Collateral Agent nor any other First Lien Claimholder shall have any duties or other obligations to such Second Lien Claimholder with respect to any Collateral, other than to transfer to the Collateral Trustee (or any other Person lawfully entitled thereto) any remaining Collateral and any proceeds of the sale, transfer or other disposition of any such Collateral remaining in its possession following the Discharge of First Lien Obligations, in each case without representation or warranty on the part of the First Lien Collateral Agent or any other First Lien Claimholder.
     (b) Each Second Lien Claimholder acknowledges and agrees that until the Discharge of First Lien Obligations, the First Lien Collateral Agent shall be entitled, for the benefit of the First Lien Claimholders, to sell, transfer or otherwise dispose of, or deal with the Collateral, as provided herein and in the First Lien Documents, without regard to any Second Lien Claimholder or any rights to which the Second Lien Claimholders would otherwise be entitled as a result of any Lien on the Collateral. Without limiting the foregoing, each Second Lien Claimholder agrees that neither the First Lien Collateral Agent nor any other First Lien Claimholder shall have any duty or obligation first to marshal or realize upon any type of Collateral, or to sell, dispose of or otherwise liquidate all or any portion of the Collateral, in any manner that would maximize the return to the Second Lien Claimholders, notwithstanding that the order and timing of any such realization, sale, disposition or liquidation may affect the amount of proceeds actually received by the Second Lien Claimholders from such realization, sale, disposition or liquidation. Following the Discharge of First Lien Obligations, the Second Lien Claimholders may, subject to the Collateral Trust Agreement and any other agreements binding on such Second Lien Claimholders, assert their rights under the UCC or otherwise to any proceeds remaining following a sale, disposition or other liquidation of Collateral by, or on behalf of the Second Lien Claimholders.

21

          (c) Each Second Lien Claimholder waives any claim such Second Lien Claimholder may now or hereafter have against the First Lien Collateral Agent or any other First Lien Claimholder arising out of any action which the First Lien Collateral Agent or any other First Lien Claimholder takes or omits to take (including actions with respect to the creation, perfection or continuation of Liens on any Collateral, actions or inactions with respect to the foreclosure upon, sale, release or depreciation of, or failure to realize upon, any of the Collateral, and actions or inactions with respect to the collection of any claim for all or any portion of the First Lien Obligations from any account debtor, guarantor or any other party) in accordance with this Agreement and the First Lien Collateral Documents or any other agreement related thereto or to the collection of the First Lien Obligations or the valuation, use, protection or release of any security for the First Lien Obligations.
          VI. INSOLVENCY OR LIQUIDATION PROCEEDINGS.
          6.1 Finance and Sale Issues.
          (a) Until the Discharge of First Lien Obligations has occurred, if the Company or any other Grantor shall become subject to a case under the Bankruptcy Code and shall, as debtor(s)-in-possession, move for approval of financing (“DIP Financing”) to be provided by one or more lenders (the “DIP Lenders”) under Section 364 of the Bankruptcy Code (or any comparable provision of any Bankruptcy Law) or the use of cash collateral under Section 363 of the Bankruptcy Code (or any comparable provision of any Bankruptcy Law), then the Collateral Trustee, on behalf of itself and the Second Lien Claimholders, agrees that it will raise no objection, and will waive any claim such Person may now or hereafter have, to any such DIP Financing or to the Liens on the Collateral securing the same (“DIP Financing Liens”), or to any use of cash collateral that constitutes Collateral or to any grant of administrative expense priority under Section 364 of the Bankruptcy Code, unless (i) the First Lien Claimholders or the First Lien Collateral Agent shall oppose or object to such DIP Financing or such DIP Financing Liens or such use of cash collateral or (ii) such DIP Financing Liens are neither senior to, nor rank pari passu with, the Liens securing First Lien Obligations upon any Collateral or property of the estate in such Insolvency or Liquidation Proceeding. To the extent such DIP Financing Liens are senior to, or rank pari passu with, the Liens securing First Lien Obligations, the Collateral Trustee will, for itself and on behalf of the other Second Lien Claimholders, subordinate the Liens on such Collateral to the Liens on such Collateral securing First Lien Obligations and the DIP Financing Liens on the same terms as set forth in this Agreement, so long as the Second Lien Claimholders retain Liens on all of the Collateral to the extent legally entitled thereto, including proceeds thereof arising after the commencement of any Insolvency or Liquidation Proceeding to the extent legally entitled thereto, with the same priority, relative to the Liens of the First Lien Claimholders. as existed prior to the commencement of the case under the Bankruptcy Code.
          (b) The Collateral Trustee, on behalf of itself and the other Second Lien Claimholders, agrees that it will raise no objection or oppose, or support any Person in objecting or opposing, a motion to sell or otherwise dispose of any Collateral (or any portion thereof) under Section 363 or any other provision of the Bankruptcy Code if the requisite percentage or number of First Lien Claimholders (or the First Lien Collateral Agent on their behalf), in accordance with the applicable First Lien Documents, have consented to such sale or disposition

22

of such assets (as certified by the First Lien Collateral Agent in writing to the Collateral Trustee), and the Liens securing the Second Lien Obligations attach to the proceeds of such sale or disposition.
          6.2 Adequate Protection. The Collateral Trustee and the other Second Lien Claimholders will not file or prosecute in any Insolvency or Liquidation Proceeding any motion for, or otherwise seek, adequate protection (or any comparable request for relief) based upon their interest in the Collateral or otherwise, and will not object to or contest (a) any request by the First Lien Collateral Agent or the other First Lien Claimholders for adequate protection or (b) any objection by the First Lien Collateral Agent or the other First Lien Claimholders to any motion, relief, action or proceeding based on the First Lien Collateral Agent or the other First Lien Claimholders claiming a lack of adequate protection, except that Collateral Trustee and the other Second Lien Claimholders may:
          (i) freely seek and obtain adequate protection in the form of a Lien on any property co-extensive in all respects with, but subordinated (as set forth in Section 2.1) to, all Liens granted in the Insolvency or Liquidation Proceeding to, or for the benefit of, the First Lien Claimholders on the same terms as set forth in this Agreement; provided that the First Lien Collateral Agent maintains its senior Lien on such property in accordance with the terms of this Agreement, provided, further, that nothing herein shall preclude the First Lien Collateral Agent from objecting if the Collateral Trustee or any Second Lien Claimholder seeks adequate protection at any time prior to the Discharge of First Lien Obligations;
          (ii) freely vote on any plan of reorganization or similar dispositive restructuring plan, unless the terms of such plan with respect to the Collateral or the proceeds thereof are inconsistent with the terms of this Agreement; and
          (iii) freely seek and obtain any relief upon a motion for adequate protection (or any comparable relief), without any condition or restriction whatsoever, at any time after the Discharge of First Lien Obligations
          6.3 Avoidance Issues. If any First Lien Claimholder is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise return any amount paid in respect of First Lien Obligations (a “Recovery”), then such First Lien Claimholder shall be entitled to a reinstatement of First Lien Obligations with respect to all such recovered amounts, and from and after the date of such reinstatement the Discharge of First Lien Obligations shall be deemed not the have occurred for all purposes hereunder. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement.
          6.4 Reorganization Securities. If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed pursuant to a plan of reorganization or similar dispositive restructuring plan, both on account of First Lien Obligations and on account of Second Lien Obligations, then, to the extent the debt obligations distributed on account of the First Lien

23

Obligations and on account of the Second Lien Obligations are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the debt obligations so distributed, to the Liens securing such debt obligations, and the distribution of proceeds thereof.
          6.5 Post-Petition Interest.
          (a) None of the Collateral Trustee or any other Second Lien Claimholder shall oppose or seek to challenge, or support any Person in challenging, any claim by the First Lien Collateral Agent or any First Lien Claimholder for allowance in any Insolvency or Liquidation Proceeding of First Lien Obligations consisting of post-petition interest, fees or expenses to the extent of the value of the Collateral securing the First Lien Claimholders’ claim, without regard to the existence of the Lien of the Collateral Trustee on behalf of the Second Lien Claimholders on the Collateral.
          (b) The Collateral Trustee and the other Second Lien Claimholders may seek post-petition interest, fees and expenses and/or adequate protection payments in any Insolvency or Liquidation Proceeding, but the First Lien Collateral Agent and First Lien Claimholders may oppose or object to the same. If the Second Lien Claimholders receive post-petition interest, fees or expenses and/or adequate protection payments in an Insolvency or Liquidation Proceeding, and the Discharge of First Lien Obligations does not occur upon the effectiveness of the plan of reorganization for, or conclusion of, such Insolvency or Liquidation Proceeding, then the Second Lien Claimholders shall promptly pay over to the First Lien Claimholders an amount equal to the lesser of (i) the post-petition interest, fees and expenses and/or adequate protection payments received by the Second Lien Claimholders and (ii) the amount of the First Lien Obligations remaining unpaid upon the effectiveness of the plan of reorganization or conclusion of such Insolvency or Liquidation Proceeding; provided that neither the Collateral Trustee nor any Parity Lien Representative shall have any obligation to collect any such interest, fees, expenses, payments or other amounts from any other Second Lien Claimholder (it being understood that the Second Lien Claimholders (other than the Collateral Trustee and the Parity Lien Representatives) shall have the obligation to pay over the amount of such interest, fees, expenses, payments or other amounts directly to the First Lien Claimholders).
          6.6 Waiver — 1111(b) Issues. The Collateral Trustee, for itself and on behalf of the Second Lien Claimholders, waives any objection or claim it may hereafter have against any First Lien Claimholder arising out of the election by any First Lien Claimholder of the application of Section 1111(b) of the Bankruptcy Code to any claims of such First Lien Claimholder in respect of the Collateral and agrees that in the case of any such election it shall have no claim or right to payment with respect to the Collateral in or from such Insolvency or Liquidation Proceeding.
          6.7 Separate Grants of Security and Separate Classification. The First Lien Collateral Agent, for itself and on behalf the First Lien Claimholders, and the Collateral Trustee, for itself and on behalf of the Second Lien Claimholder, acknowledges and agrees that (a) the grants of Liens pursuant to the First Lien Collateral Documents and the Second Lien Collateral Documents constitute separate and distinct grants of Liens, and (b) because of, among other things, their differing rights in the Collateral, the Second Lien Obligations are fundamentally

24

different from the First Lien Obligations and must be separately classified in any plan of reorganization or liquidation under the Bankruptcy Code (or other plan of similar effect under any Bankruptcy Law) proposed or adopted in an Insolvency or Liquidation Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the First Lien Claimholders and the Second Lien Claimholders in respect of the Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then the First Lien Collateral Agent, on behalf of the First Lien Claimholders, and the Collateral Trustee, on behalf of the Second Lien Claimholders, each hereby acknowledges and agrees that all distributions shall be made as if there were separate classes of senior and junior secured claims against the Company and the other Grantors, with the effect being that, to the extent that the aggregate value of the Collateral is sufficient (for this purpose ignoring all claims held by the Collateral Trustee on behalf of the Second Lien Claimholders), the First Lien Claimholders shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest that is available from the Collateral before any distribution is made in respect of the claims held by the Second Lien Claimholders from such Collateral, with the Collateral Trustee, on behalf of the Second Lien Claimholders, hereby acknowledging and agreeing to turn over to the First Lien Collateral Agent, for the benefit of the First Lien Claimholders, amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the aggregate recoveries of the Second Lien Claimholders.
          VII. RELIANCE; WAIVERS; ETC.
          7.1 Reliance. Other than any reliance on the terms of this Agreement, (a) the First Lien Collateral Agent, on behalf of itself and the First Lien Claimholders, acknowledges that it and such First Lien Claimholders have, independently and without reliance on the Collateral Trustee or any other Second Lien Claimholder, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the First Lien Documents and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the First Lien Documents or this Agreement, and (b) the Collateral Trustee, on behalf of the Second Lien Claimholders, acknowledges that it and such Second Lien Claimholders have, independently and without reliance on the First Lien Collateral Agent or any First Lien Claimholder, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into each of the applicable Second Lien Documents and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the Second Lien Documents, the Collateral Trust Agreement or this Agreement. The Collateral Trustee has not relied upon the First Lien Collateral Agent or any First Lien Claimholder in making a decision to enter into each of the applicable Second Lien Documents and to be bound by the terms of this Agreement.
          7.2 No Warranties or Liability. The First Lien Collateral Agent, on behalf of itself and the First Lien Claimholders, acknowledges and agrees that each of the Collateral Trustee and the other Second Lien Claimholders have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Second Lien Documents, the ownership of any

25

Collateral or the perfection or priority of any Liens thereon. Subject to the terms of this Agreement, the Collateral Trustee and the other Second Lien Claimholders will be entitled to manage and supervise their respective loans and extensions of credit under the Second Lien Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. The Collateral Trustee, on behalf of itself and the Second Lien Claimholders, acknowledges and agrees that the First Lien Collateral Agent and the First Lien Claimholders have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the First Lien Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. Subject to the terms of this Agreement, the First Lien Collateral Agent and the First Lien Claimholders will be entitled to manage and supervise their respective loans and extensions of credit under their respective First Lien Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. The Collateral Trustee and the other Second Lien Claimholders shall have no duty to the First Lien Collateral Agent or any of the other First Lien Claimholders, and the First Lien Collateral Agent and the First Lien Claimholders shall have no duty to the Collateral Trustee or any of the other Second Lien Claimholders, to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Company or any other Grantor (including the First Lien Documents and the Second Lien Documents), regardless of any knowledge thereof which they may have or be charged with.
          7.3 No Waiver of Lien Priorities.
          (a) No right of the First Lien Collateral Agent, the First Lien Claimholders, the Collateral Trustee or the Second Lien Claimholders to enforce any provision of this Agreement, the Collateral Trust Agreement, any First Lien Document or any Second Lien Document shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or any other Grantor or by any act or failure to act by such Persons or by any noncompliance by any such Person with the terms, provisions and covenants of this Agreement, the Collateral Trust Agreement, any of the First Lien Documents or any of the Second Lien Documents, regardless of any knowledge thereof which such Persons, or any of them, may have or be otherwise charged with.
          (b) Without in any way limiting the generality of the foregoing paragraph (but subject to the rights of the Company and the other Grantors under the First Lien Documents and subject to the provisions of Section 5.3(a)), the First Lien Collateral Agent and the First Lien Claimholders may, at any time and from time to time in accordance with the First Lien Documents and/or applicable law, without the consent of, or notice to, any other Person, without incurring any liabilities to such Person and without impairing or releasing the Lien priorities and other benefits provided in this Agreement or the First Lien Documents (even if any right of subrogation or other right or remedy is affected, impaired or extinguished thereby) do any one or more of the following:
          (i) change the manner, place or terms of payment or change or extend the time of payment of, or amend, renew, exchange, increase or alter, the terms of any of the First Lien Obligations or any Lien or guaranty thereof or any liability of the Company or any other Grantor, or any liability incurred directly or indirectly in respect thereof

26

(including any increase in or extension of the First Lien Obligations, without any restriction as to the tenor or terms of any such increase or extension) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by the First Lien Collateral Agent or any rights or remedies under any of the First Lien Documents;
          (ii) sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the Collateral (provided that such sale, exchange, release, surrender, realization, enforcement or other dealing shall only result in a release of the Liens in favor of the Collateral Trustee, for the benefit of the Second Lien Claimholders, to the extent set forth in Section 5.1) or any liability of the Company or any other Grantor or any liability incurred directly or indirectly in respect thereof;
          (iii) settle or compromise any First Lien Obligation or any other liability of the Company or any other Grantor or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability in any manner or order that is not inconsistent with the terms of this Agreement; and
          (iv) exercise or delay in or refrain from exercising any right or remedy against the Company or any security or any other Grantor or any other Person, elect any remedy and otherwise deal freely with the Company or any other Grantor.
          (c) Without in any way limiting the generality of the second preceding paragraph (but subject to the rights of the Company and the other Grantors under the Second Lien Documents and subject to the provisions of Section 5.3(a)), the Collateral Trustee and the Second Lien Claimholders may, at any time and from time to time in accordance with the Second Lien Documents and/or applicable law, without the consent of, or notice to, any other Person, without incurring any liabilities to such Person and without impairing or releasing the Lien priorities and other benefits provided in this Agreement or the Second Lien Documents (even if any right of subrogation or other right or remedy is affected, impaired or extinguished thereby) do any one or more of the following:
          (i) change the manner, place or terms of payment or change or extend the time of payment of, or amend, renew, exchange, increase or alter, the terms of any of the Second Lien Obligations or any Lien or guaranty thereof or any liability of the Company or any other Grantor, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the Second Lien Obligations, without any restriction as to the tenor or terms of any such increase or extension) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by the Collateral Trustee or any rights or remedies under any of the Second Lien Documents; and
          (ii) settle or compromise any Second Lien Obligation or any other liability of the Company or any other Grantor or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid

27

and however realized to any liability in any manner or order that is not inconsistent with the terms of this Agreement.
          7.4 Obligations Unconditional. All rights, interests, agreements and obligations of the First Lien Collateral Agent and the other First Lien Claimholders and the Collateral Trustee and the other Second Lien Claimholders, respectively, hereunder shall remain in full force and effect irrespective of:
          (a) any lack of validity or enforceability of any First Lien Documents or any Second Lien Documents;
          (b) except as otherwise expressly set forth in this Agreement, any change in the time, manner or place of payment of, or in any other terms of, all or any of the First Lien Obligations or Second Lien Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of any First Lien Document or any Second Lien Document;
          (c) except as otherwise expressly set forth in this Agreement, any exchange of any security interest in any Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the First Lien Obligations or Second Lien Obligations or any guaranty thereof;
          (d) the commencement of any Insolvency or Liquidation Proceeding in respect of the Company or any other Grantor; or
          (e) any other circumstances which otherwise might constitute a defense available to, or a discharge of, the Company or any other Grantor in respect of the First Lien Collateral Agent, the First Lien Obligations, any First Lien Claimholder, the Collateral Trustee, the Second Lien Obligations or any Second Lien Claimholder in respect of this Agreement.
          7.5 Representations and Warranties. Each of the First Lien Collateral Agent and the Collateral Trustee represents and warrants as follows:
          (a) Such party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to enter into and perform its obligations under this Agreement.
          (b) This Agreement has been duly executed and delivered by such party and constitutes a legal, valid and binding obligation of such party, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.
          (c) The execution, delivery and performance by such party of this Agreement (i) do not require any consent or approval of, registration or filing with or any other action by any governmental authority, (ii) will not violate any applicable law or regulation or any order of any governmental authority or any indenture, agreement or other instrument binding upon such

28

party and (iii) will not violate the charter, by-laws or other organizational documents of such party.
          (d) Such party is authorized under the First Lien Documents or the Second Lien Documents, as applicable, to enter into this Agreement.
          7.6 Authorized Representative. The First Lien Collateral Agent hereby represents and warrants to the Collateral Trustee that the First Lien Claimholders have authorized the First Lien Collateral Agent to enter into this Agreement on their behalf. The Collateral Trustee represents and warrants to the First Lien Collateral Agent that the Second Lien Claimholders have authorized the Collateral Trustee to enter into this Agreement on their behalf.
          VIII. MISCELLANEOUS.
          8.1 Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of any First Lien Document or any Second Lien Document, the provisions of this Agreement shall govern and control; provided, however, that notwithstanding anything to the contrary contained herein, the First Lien Collateral Agent agrees on behalf of itself and each First Lien Claimholder that the provisions of the Collateral Trust Agreement shall govern the rights and obligations of the Collateral Trustee, the Parity Lien Representatives and the Second Lien Claimholders as among themselves.
          8.2 Effectiveness: Continuing Nature of this Agreement: Severability. This Agreement shall become effective when executed and delivered by the parties hereto on the date hereof. This is a continuing agreement of lien subordination and the First Lien Collateral Agent, the First Lien Claimholders, the Collateral Trustee and the Second Lien Claimholders may continue, at any time and without notice to any of the others, to extend credit and other financial accommodations and lend monies to or for the benefit of the Company or any Grantor in reliance hereon. Each such Person hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding. The relative rights, as provided for in this Agreement, will continue after the commencement of any such Insolvency or Liquidation Proceeding on the same basis as prior to the date of the commencement of any such Insolvency or Liquidation Proceeding, as provided in this Agreement. If any provision of this Agreement is invalid, illegal or unenforceable in any respect or in any jurisdiction, the validity, legality and enforceability of such provision in all other respects and of all remaining provisions, and of such provision in all other jurisdictions, will not in any way be affected or impaired thereby. All references to the Company or any other Grantor shall include the Company or such Grantor as debtor and debtor-in-possession and any receiver or trustee for the Company or any other Grantor (as the case may be) in any Insolvency or Liquidation Proceeding. This Agreement shall terminate and be of no further force and effect on the earlier of:
          (a) the date of the Discharge of First Lien Obligations, subject to the rights of the First Lien Collateral Agent and the First Lien Claimholders under Section 6.3; and

29

          (b) the date upon which all of the Second Lien Obligations then outstanding shall have been paid in full (but only if the Second Lien Obligations have not been repaid in contravention of the terms of this Agreement and the Collateral Trustee has released its Lien on the Collateral).
          8.3 Amendments: Waivers. No amendment, modification or waiver of any of the provisions of this Agreement shall be deemed to be made unless the same shall be in writing and signed on behalf of the First Lien Collateral Agent and the Collateral Trustee or their respective authorized agents and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. Notwithstanding the foregoing, the Company and the other Grantors shall not have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except to the extent their rights or obligations are directly and adversely affected.
          8.4 Information Concerning Financial Condition of the Company and its Subsidiaries. The First Lien Collateral Agent and the First Lien Claimholders, on the one hand, and the Second Lien Claimholders, on the other hand, shall each be responsible for keeping themselves informed of (a) the financial condition of the Company and its subsidiaries and all endorsers and/or guarantors of the First Lien Obligations or the Second Lien Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the First Lien Obligations or the Second Lien Obligations. Neither the First Lien Collateral Agent and the First Lien Claimholders, on the one hand, nor the Collateral Trustee and the Second Lien Claimholders, on the other hand, shall have any duty to advise the other of information known to it or them regarding such condition or any such circumstances or otherwise. In the event that either the First Lien Collateral Agent or any of the First Lien Claimholders, on the one hand, or the Collateral Trustee or any of the Second Lien Claimholders, on the other hand, undertakes at any time or from time to time to provide any such information to any of the others, it or they shall be under no obligation:
          (a) to make, and shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided;
          (b) to provide any additional information or to provide any such information on any subsequent occasion;
          (c) to undertake any investigation; or
          (d) to disclose any information, which pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.
          8.5 Subrogation. With respect to the value of any payments or distributions in cash, property or other assets that any of the Second Lien Claimholders or the Collateral Trustee pays over to the First Lien Collateral Agent or the other First Lien Claimholders under the terms of this Agreement, the Second Lien Claimholders shall, to the extent entitled under applicable

30

law, be subrogated to the rights of the First Lien Collateral Agent and the other First Lien Claimholders; provided, however, that, the Collateral Trustee, on behalf of itself and the other Second Lien Claimholders, hereby each agrees not to assert or enforce any such rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of First Lien Obligations has occurred. The Company acknowledges and agrees that, to the extent permitted by applicable law, the value of any payments or distributions in cash, property or other assets received by the Collateral Trustee, any Parity Lien Representative or any Second Lien Claimholder that are paid over to the First Lien Collateral Agent or the other First Lien Claimholders pursuant to this Agreement shall not reduce any of the Second Lien Obligations.
          8.6 SUBMISSION TO JURISDICTION: WAIVERS.
          (a) ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PARTY ARISING OUT OF OR RELATING HERETO MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH PARTY, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY:
          (i) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS;
          (ii) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS;
          (iii) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 8.7;
          (iv) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (iii) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER SUCH PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND
          (v) AGREES THAT EACH PARTY HERETO RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY PARTY IN THE COURTS OF ANY OTHER JURISDICTION.
          (b) EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT OR THE INTENTS AND PURPOSES HEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER HEREOF, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER

31

INTO A BUSINESS RELATIONSHIP THAT EACH PARTY HERETO HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH PARTY HERETO WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE; MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 8.6(b) AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
          8.7 Notices. All notices to the First Lien Claimholders and/or the Second Lien Claimholders permitted or required under this Agreement shall also be sent to the First Lien Collateral Agent and the Collateral Trustee, respectively. Unless otherwise specifically provided herein, any notice hereunder shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof, upon receipt of telefacsimile or telex, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed. For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party’s name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.
          8.8 Further Assurances. The First Lien Collateral Agent, on behalf of itself and the other First Lien Claimholders, the Collateral Trustee, on behalf of itself and the other Second Lien Claimholders, and the Company each agrees that each of them shall take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as the First Lien Collateral Agent or Collateral Trustee may reasonably request to effectuate the terms of and the Lien priorities contemplated by this Agreement and each will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement. Without limiting the generality of the foregoing, all such Persons agree upon request by the First Lien Collateral Agent or the Collateral Trustee to cooperate in good faith (and to direct their counsel to cooperate in good faith) from time to time in order to determine the specific items included in the First Lien Collateral or the Second Lien Collateral, as applicable, and the steps taken to perfect their respective Liens thereon and the identity of the respective parties obligated under the First Lien Documents and the Second Lien Documents. Without limiting the foregoing, upon the Discharge of First Lien Obligations, the First Lien Collateral Agent shall, upon the request of the Collateral Trustee or the Grantors, at the expense of the Grantors, execute, deliver and/or authorize the filing of such documents (including UCC financing statement terminations or amendments), and take all such other actions, as may be reasonably required in connection with the release of any and all Liens of the First Lien Collateral Agent upon any of the Collateral

32

(other than cash collateral pledged to secure liabilities relating to letters of credit in accordance with clause (c) of the definition of Discharge of First Lien Obligations).
          8.9 APPLICABLE LAW. THIS AGREEMENT, AND ANY CLAIM OR CONTROVERSY RELATING TO THE SUBJECT MATTER HEREOF WHETHER SOUNDING IN CONTRACT LAW OR TORT LAW, SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.
          8.10 Binding Effect on Successors and Assigns and on Claimholders. This Agreement shall be binding upon the First Lien Collateral Agent, the other First Lien Claimholders, the Collateral Trustee and the other Second Lien Claimholders and their respective successors and assigns.
          8.11 Specific Performance. Except as specifically set forth to the contrary herein, each of the First Lien Collateral Agent and the Collateral Trustee may demand specific performance of this Agreement. The First Lien Collateral Agent, on behalf of itself and the First Lien Claimholders, and the Collateral Trustee, on behalf of itself and the Second Lien Claimholders, hereby irrevocably waive any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the First Lien Collateral Agent or the First Lien Claimholders or the Collateral Trustee or the Second Lien Claimholders, as the case may be.
          8.12 Headings. Section headings herein have been inserted for convenience of reference only, are not to be considered a part of this Agreement and will in no way modify or restrict any of the terms or provisions hereof.
          8.13 Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement or any document or instrument delivered in connection herewith by facsimile transmission or electronic transmission (in pdf format) shall be effective as delivery of a manually executed counterpart of this Agreement or such other document or instrument, as applicable.
          8.14 Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.
          8.15 No Third Party Beneficiaries. This Agreement and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and its respective successors and assigns and shall inure to the benefit of each of the First Lien Collateral Agent, the other First Lien Claimholders, the Collateral Trustee, and the other Second Lien Claimholders. Nothing in this Agreement shall impair, as between the Company and the other Grantors and the First Lien Collateral Agent and the First Lien Claimholders, or as between the Company and the other

33

Grantors and the Collateral Trustee and the other Second Lien Claimholders the obligations of the Company and the other Grantors to pay principal, interest, fees and other amounts as provided in the First Lien Documents and the Second Lien Documents, respectively.
          8.16 Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the First Lien Collateral Agent and the First Lien Claimholders on the one hand and the Collateral Trustee and the Second Lien Claimholders on the other hand. None of the Company, any other Grantor or any other creditor thereof shall have any rights hereunder and neither the Company nor any Grantor may rely on the terms hereof. Nothing in this Agreement is intended to or shall impair the obligations of the Company or any other Grantor, which are absolute and unconditional, to pay the First Lien Obligations and the Second Lien Obligations as and when the same shall become due and payable in accordance with their terms.
          8.17 Patriot Act. The parties hereto acknowledge that in accordance with Section 326 of the USA Patriot Act the Collateral Trustee and the First Lien Collateral Agent, like all financial institutions, are required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Collateral Trustee or the First Lien Collateral Agent (or their respective Affiliates), as the case may be. The parties to this Agreement agree that they will provide the Collateral Trustee and the First Lien Collateral Agent, as the case may be, with such information as it may request in order for the Collateral Trustee and the First Lien Collateral Agent, as the case may be, to satisfy the requirements of the USA Patriot Act.
          8.18 Additional Grantors. The Company shall cause each of its subsidiaries that becomes a Grantor or is required by any First Lien Document or Second Lien Document to become a party to this Agreement to become a party to this Agreement by causing such subsidiary to execute and deliver to the parties hereto a Grantor Joinder, pursuant to which such subsidiary shall agree to be bound by the terms of this Agreement to the same extent as if it had executed and delivered this Agreement as of the date hereof. The Company agrees to provide to the First Lien Collateral Agent and the Collateral Trustee a copy of each Grantor Joinder executed and delivered pursuant to this Section 8.18.
[Remainder of Page Intentionally Left Blank]

34

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

First Lien Collateral Agent

[_______________________],
as First Lien Collateral Agent, and as authorized representative of the First Lien Claimholders

By:
Name:
Title:

Notice Address:

[_______________________]
[_______________________]
[_______________________]
[_______________________]
Attention: [_________________]
Facsimile: [_________________]
Intercreditor Agreement

Collateral Trustee

WILMINGTON TRUST FSB, as Collateral Trustee and as authorized representative of the Second Lien Claimholders

By:
Name:
Title:

Notice Address:

Wilmington Trust FSB
246 Goose Lane, Suite 105
Guilford, CT 06437
Attention: Joseph P. O’Donnell, Vice President
Facsimile: (203) 453-1183
Intercreditor Agreement

Acknowledged and Agreed to by:
VIASYSTEMS, INC.

By:
Name:
Title:
VIASYSTEMS INTERNATIONAL, INC.

By:
Name:
Title:
VIASYSTEMS TECHNOLOGIES CORP., L.L.C.

By:
Name:
Title:
Notice Address:
c/o Viasystems, Inc.
101 S. Hanley Road, Ste. 400
St. Louis, MO 63105
Attention: Daniel J. Weber
Facsimile: (314) 746-2205
Intercreditor Agreement

EXHIBIT A
TO INTERCREDITOR AGREEMENT GRANTOR JOINDER
GRANTOR JOINDER
          Reference is made to that certain Intercreditor Agreement, dated as of [                    ], 20[      ] (as amended, amended and restated, renewed, extended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Intercreditor Agreement”), among Viasystems, Inc., a Delaware corporation (the “Company”), certain direct or indirect subsidiaries of the Company from time to time party thereto (together with the Company, the “Grantors”), [                    ], in its capacity as collateral agent for the First Lien Claimholders (including its successors and assigns from time to time, the “First Lien Collateral Agent”), and Wilmington Trust FSB, in its capacity as collateral trustee (including its successors and assigns from time to time, the “Collateral Trustee”) for the Second Lien Claimholders. Capitalized terms used herein without definition shall have the meaning assigned thereto in the Intercreditor Agreement.
          This Grantor Joinder, dated as of                                         , 20            (this “Grantor Joinder”), is being delivered pursuant to Section 8.18 of the Intercreditor Agreement.
          The undersigned,                     , a                      (the “Additional Grantor”), hereby agrees to become a party to the Intercreditor Agreement as a Grantor thereunder, for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Intercreditor Agreement as fully as if the Additional Grantor had executed and delivered the Intercreditor Agreement as of the date thereof.
          This Grantor Joinder may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.
          THIS GRANTOR JOINDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
          The provisions of Article VIII of the Intercreditor Agreement shall apply with like effect to this Grantor Joinder.
[Signature Pages Follow]

          IN WITNESS WHEREOF, the Additional Grantor has caused this Grantor Joinder to be duly executed by its authorized representative as of the day and year first above written.

[ADDITIONAL GRANTOR]
By:
Name:
Title:

EXHIBIT B
TO INTERCREDITOR AGREEMENT
INTERCREDITOR AGREEMENT JOINDER
          Reference is made to that certain Intercreditor Agreement, dated as of [                                   ], 20[_] (as amended, amended and restated, renewed, extended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Intercreditor Agreement”), among Viasystems, Inc., a Delaware corporation (the “Company”), certain direct or indirect subsidiaries of the Company from time to time party thereto (together with the Company, the “Grantors”), [                      ], in its capacity as collateral agent for the First Lien Claimholders (including its successors and assigns from time to time, the “First Lien Collateral Agent”), and Wilmington Trust FSB, in its capacity as collateral trustee (including its successors and assigns from time to time, the “Collateral Trustee”) for the Second Lien Claimholders. Capitalized terms used herein without definition shall have the meaning assigned thereto in the Intercreditor Agreement.
          This Intercreditor Agreement Joinder, dated as of                              , 20              (this “Intercreditor Agreement Joinder”), is being delivered pursuant to requirements of the Intercreditor Agreement [OPTION 1: as a condition precedent to the Indebtedness for which the undersigned is acting as agent being entitled to the benefits of being First Lien Obligations under the Intercreditor Agreement] [OPTION 2: in connection with the election or appointment of a successor [First Lien Collateral Agent pursuant to the terms of the First Lien Documents][Collateral Trustee pursuant to the terms of the Second Lien Documents].
          1. Joinder. The undersigned,                                                              , a                     , (the “New Representative”) as [OPTION 1: [trustee, administrative agent] under that certain [describe applicable First Lien Refinancing Agreement] (the “First Lien Refinancing Agreement”) hereby agrees to become party to the Intercreditor Agreement as a New Agent, the First Lien Collateral Agent and a First Lien Claimholder] [OPTION 2: as successor First Lien Collateral Agent (the “Successor First Lien Collateral Agent”) pursuant to the terms of the applicable First Lien Documents hereby agrees to become party to the Intercreditor Agreement as First Lien Collateral Agent and a First Lien Claimholder] [OPTION 3: as successor Collateral Trustee (the “Successor Collateral Trustee”) pursuant to the terms of the applicable Second Lien Documents hereby agrees to become party to the Intercreditor Agreement as Collateral Trustee and a Second Lien Claimholder] thereunder for all purposes thereof on the terms set forth therein, and to be bound by the terms, conditions and provisions of the Intercreditor Agreement as fully as if the undersigned had executed and delivered the Intercreditor Agreement as of the date thereof.
          2. Agreements. The undersigned New Representative, [OPTION 1: on behalf of itself and each holder of obligations in respect of the Indebtedness to be incurred under the First Lien Refinancing Agreement (together with the New Representative, the “New First Lien Claimholders”)] [OPTION 2: on behalf of itself and each of the First Lien Claimholders] [OPTION 3: on behalf of itself and each of the Second Lien Claimholders], hereby agrees, for the enforceable benefit of all existing and future First Lien Claimholders and all existing and future Second Lien Claimholders[, and as a condition to having the Indebtedness and other

Obligations incurred with or with respect to the First Lien Refinancing Agreement being treated as First Lien Obligations under the Intercreditor Agreement] that:
          (a) the New Representative and each [other New First Lien Claimholder] [First Lien Claimholder] [Second Lien Claimholder] is bound by the terms, conditions and provisions of the Intercreditor Agreement; and
          (b) the New Representative shall perform its obligations under the Intercreditor Agreement.
          3. Authority as Agent. The [New Representative] represents, warrants and acknowledges that it has the authority to bind each of the [New First Lien] [First Lien] [Second Lien] Claimholders to the Intercreditor Agreement and such [New First Lien] [First Lien] [Second Lien] Claimholders are hereby bound by the terms, conditions and provisions of the Intercreditor Agreement.
          4. [New][Successorl Agent]. The [New Agent in respect of the First Lien Refinancing Agreement] [Successor First Lien Collateral Agent] [Successor Collateral Trustee] is [insert name of New Representative]. The address of the [New Agent in respect of the First Lien Refinancing Agreement] [Successor First Lien Collateral Agent] [Successor Collateral Trustee] for purposes of all notices and other communications hereunder and under the Intercreditor Agreement is                     ,                     , Attention of                      (Facsimile No.                      , electronic mail address:                                         ).
          5. [Notice. Each of the undersigned Grantors hereby certifies that the Grantors have previously delivered the notice contemplated by Section [5.3(a)][5.5(b)] of the Intercreditor Agreement [and all other information, evidence and documentation required by Section 5.5 of the Intercreditor Agreement, in each case], in accordance with the terms of the Intercreditor Agreement.
          6. Counterparts. This Intercreditor Agreement Joinder may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.
          7. Governing Law. THIS INTERCREDITOR AGREEMENT JOINDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
          8. Miscellaneous. The provisions of Article VIII of the Intercreditor Agreement shall apply with like effect to this Intercreditor Agreement Joinder.
[Signature Pages Follow]

          IN WITNESS WHEREOF, the New Representative has caused this Intercreditor Agreement Joinder to be duly executed by its authorized representative, and each Grantor party hereto has caused the same to be accepted by its authorized representative, as of the day and year first above written.

[NEW REPRESENTATIVE]

By:
Name:
Title:

Acknowledged and agreed: VIASYSTEMS, INC.

By:

Name:
Title:

VIASYSTEMS INTERNATIONAL, INC.
By:

Name:
Title:

VIASYSTEMS TECHNOLOGIES CORP., L.L.C.
By:

Name:
Title:

[OTHER GRANTORS]